UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

Schedule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ACTIVESHARES® ETF TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ActiveShares® ETF Trust

ClearBridge Focus Value ETF

280 Park Avenue

New York, NY 10017

[    ], 2021

Dear Shareholder:

The attached information statement is being furnished to shareholders of ClearBridge Focus Value ETF (the “Fund”), the sole series of ActiveShares® ETF Trust (the “Trust”), to notify shareholders of upcoming changes to the Fund’s investment manager and Board of Trustees. These changes have been approved by the Board of Trustees of the Trust and by the holder of shares of the Fund representing a majority of the voting power of the Fund.

THE ENCLOSED DOCUMENT IS PURELY FOR INFORMATIONAL PURPOSES. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Effective on or about May 3, 2021, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s current sub-administrator, will become the Fund’s investment manager. There will be no changes to the Fund’s subadvisers, ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company, LLC (“Western Asset”), or to the Fund’s investment objective, investment strategies or fees, as a direct result of the change in investment manager. Similarly, the change in investment manager is not expected to result in any diminution in the nature, extent, or quality of the investment advisory services provided to the Fund.

The Board of Trustees approved a new investment management agreement with LMPFA. LMPFA will replace Precidian Funds LLC (“Precidian”), the Fund’s current investment manager. LMPFA is a registered investment adviser that serves as investment manager to other exchange-traded funds, mutual funds and closed-end funds in the Franklin Templeton funds complex. On February 9, 2021, the Securities and Exchange Commission issued an exemptive order to LMPFA and the Trust that, among other things, permits LMPFA to manage ActiveShares® semi-transparent ETFs, including the Fund. In addition, Franklin Templeton Companies, LLC, an affiliate of LMPFA, has entered into an agreement with Precidian to license Precidian’s ActiveShares® semi-transparent ETF technology for the Fund. The current subadvisory agreements between Precidian and ClearBridge, and Precidian and Western Asset, will terminate automatically upon the termination of the current investment management agreement. The Board of Trustees approved new subadvisory agreements with ClearBridge and Western Asset to ensure continuous subadvisory services for the Fund. Legg Mason, Inc., an affiliate of LMPFA and the Fund’s subadvisers, as holder of shares of the Fund representing a majority of the voting power of the Fund, also approved the new management agreement and the new subadvisory agreements.

In addition, on or about July 1, 2021, a new Board of Trustees of the Trust will take office. The new Trustees oversee the Franklin Templeton family of exchange-traded funds (“Franklin Templeton ETFs”). The new Trustees are highly qualified and have substantial experience in overseeing the operations of exchange-traded funds. Bringing together the Fund and the Franklin Templeton ETFs under the oversight of a single Board is expected to promote efficient oversight of the Fund, and efficient use of resources by management, which may enhance management’s productivity with respect to the Fund. The new Trustees were nominated by the current Board of Trustees. Legg Mason, Inc., as holder of shares of the Fund representing a majority of the voting power of the Fund, elected the new Board of Trustees.

If you have any questions about these matters, please call the Fund at 1-800-544-7835.

Sincerely,

Jane Trust

President and Trustee

i

ActiveShares® ETF Trust

ClearBridge Focus Value ETF

280 Park Avenue

New York, NY 10017

INFORMATION STATEMENT

This Information Statement is being provided to shareholders of ClearBridge Focus Value ETF (the “Fund”) in connection with (i) the approval of a new investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”); (ii) the approval of a new subadvisory agreement with ClearBridge Investments, LLC (“ClearBridge”); (iii) the approval of a new subadvisory agreement with Western Asset Management Company, LLC (“Western Asset”); and (iv) the election of a new Board of Trustees (the “New Board”) of ActiveShares® ETF Trust (the “Trust”). The Board of Trustees of the Trust has approved the new management agreement and the new subadvisory agreements, and has nominated the New Board. In addition, Legg Mason, Inc., as holder of shares of the Fund representing a majority of the voting power of the Fund, has also approved the new management agreement and the new subadvisory agreements, and has elected the New Board. As a result, no shareholder meeting will be held with respect to these matters. You are receiving this Information Statement as a shareholder to inform you of these matters.

We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

The Fund is organized as a series of the Trust. The Trust, a Maryland statutory trust, is a registered investment company. The Fund is the sole series of the Trust. This Information Statement is in lieu of a proxy statement. This Information Statement is being mailed by the Board on or about [    ], 2021 to shareholders of record at the close of business on March 1, 2021 (the “Record Date”).

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund’s fiscal year end is September 30 of each year. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Information Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Information Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

THE NEW MANAGEMENT AGREEMENT AND NEW SUBADVISORY AGREEMENTS

Introduction

Precidian Funds LLC (“Precidian”) is the Fund’s current investment manager and serves pursuant to an investment management agreement between the Trust, on behalf of the Fund, and Precidian (the “Current Management Agreement”). Precidian has served as the Fund’s investment manager since the Fund’s inception in May 2020.

Effective on or about May 3, 2021, LMPFA will replace Precidian as the Fund’s investment manager. LMPFA is a registered investment adviser that serves as investment manager to other exchange-traded funds, mutual funds and closed-end funds in the Franklin Templeton funds complex. On February 9, 2021, the Securities and Exchange Commission issued an exemptive order to LMPFA and the Trust that, among other things, permits LMPFA to manage ActiveShares® semi-transparent ETFs, including the Fund. In addition, Franklin Templeton Companies, LLC, an affiliate of LMPFA, has entered into an agreement with Precidian to license Precidian’s ActiveShares® semi-transparent ETF technology for the Fund.

The Board of Trustees approved a new investment advisory agreement with LMPFA (the “New Management Agreement”). Legg Mason, Inc., an affiliate of LMPFA and the Fund’s subadvisers, as holder of shares of the Fund representing a majority of the voting power of the Fund, approved the New Management Agreement. Accordingly, the Current Management Agreement will be terminated and the New Management Agreement will take effect on or about May 3, 2021.

LMPFA currently serves as the Fund’s sub-administrator and, in that role, provides day-to-day support to the investment management services Precidian provides to the Fund. LMPFA will continue to provide administrative services to the Fund as the Fund’s investment manager under the New Management Agreement.

ClearBridge and Western Asset currently serve as the Fund’s subadvisers (each, a “Subadviser”). ClearBridge provides the day-to-day portfolio management of the Fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset. Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Each Subadviser serves pursuant to an investment subadvisory agreement with Precidian (each, a “Current Subadvisory Agreement”). The Current Subadvisory Agreements will terminate automatically upon the termination of the Current Management Agreement. The Board of Trustees approved a new subadvisory agreement with each Subadviser (each, a “New Subadvisory Agreement”) to ensure continuous investment subadvisory services for the Fund. Legg Mason, Inc., an affiliate of LMPFA and the Subadvisers, as holder of shares of the Fund representing a majority of the voting power of the Fund, also approved each New Subadvisory Agreement. Accordingly, each New Subadvisory Agreement will take effect upon the termination of the Current Management Agreement on or about May 3, 2021.

Under the New Management Agreement, LMPFA will furnish investment management services to the Fund on substantially identical terms as such services are currently provided by Precidian, and will continue to provide administrative services to the Fund. There will be no change to the Fund’s contractual management fee rate as a result of the New Management Agreement, and there is not expected to be any diminution in the nature, extent, or quality of the investment management services provided to the Fund.

In addition, under the New Subadvisory Agreements, ClearBridge and Western Asset will continue to provide the same portfolio management services to the Fund as they currently provide. There will be no change to the stated subadvisory fees payable to a Subadviser as a result of a New Subadvisory Agreement. The Fund’s manager, and not the Fund, pays a portion of the fee it receives from the Fund to a Subadviser as compensation for the Subadviser’s advisory services to the Fund.

Furthermore, is expected that advisory services will continue to be provided by the same Subadviser personnel under each New Subadvisory Agreement as under the applicable Current Subadvisory Agreement. In particular, there is no current intention to change the Fund’s portfolio managers, Dmitry Khaykin and Robert Feitler Jr., who are employees of ClearBridge.

Information about LMPFA and the Subadvisers is provided below under “Information about LMPFA, the Subadvisers and the Distributor.” The date of the Current Management Agreement and each Current Subadvisory Agreement, the date on which each agreement was last approved by the Board, the date on which each agreement was last approved by shareholders, and the aggregate management fees paid to Precidian by the Fund during the last fiscal year are set forth below under “Management Agreement and Subadvisory Agreement Dates, Approvals and Fees.”

Comparison of New Management Agreement and Current Management Agreement

The New Management Agreement will allow LMPFA to serve as the Fund’s investment manager under terms that are the same in all material respects to those in the Current Management Agreement, except for the parties and dates of execution, effectiveness and termination. The contractual management fee rate to be paid by the Fund is identical under the Current Management Agreement and the New Management Agreement.

Set forth below is a general description of the New Management Agreement and a comparison of its terms to those of the Current Management Agreement. Shareholders should refer to Appendix C-1 for a more detailed comparison of the terms of the New Management Agreement and the Current Management Agreement, and Appendix C-2 for a copy of the form of New Management Agreement.

Fees. As noted above, the contractual management fee rate to be paid by the Fund and the method of calculation are identical under the Current Management Agreement and the New Management Agreement. Under each of the Current Management Agreement and the New Management Agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets.

Currently, Precidian, and not the Fund, pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund for its services as sub-administrator under a sub-administration agreement between Precidian and LMPFA. The sub-administration agreement will terminate when the Current Management Agreement is terminated. LMPFA will continue to provide administrative services to the Fund under the New Management Agreement, but will not receive a fee in addition to the investment management fee for providing such services.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the manager regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The manager determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the Investment Company Act of 1940, as amended (the “1940 Act”), the applicable rules and regulations of the Securities and Exchange Commission, other applicable federal and state law and any specific policies adopted by the Fund’s Board and disclosed to the manager.

As noted above, under each of the Current Management Agreement and the New Management Agreement, the Fund’s manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the manager’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the manager and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Management Agreement and the New Management Agreement provides that the manager will perform other functions of investment management and supervision, in each case subject to the discretion of the Board. Each of the Current Management Agreement and the New Management Agreement also specifies that the manager will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Fund’s Board may provide.

Fund Administration Services. Each of the Current Management Agreement and the New Management Agreement provides that the manager will also perform administrative, management or other services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Fund’s Board. Such administrative services include (i) supervising the overall administration of the Fund, including maintaining the Fund’s books and records, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Under each of the Current Management Agreement and the New Management Agreement, the manager is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the manager. In addition, each of the Current Management Agreement and the New Management Agreement requires the manager to furnish the Fund, at its own expense, with office facilities and all personnel reasonably necessary for the operation of the Fund. Under each of the Current Management Agreement and the New Management Agreement, the Manager (or its designee) is also responsible for, among other things, the oversight of the calculation and dissemination of the verified intra-day indicative value.

As noted above, LMPFA currently serves as the Fund’s sub-administrator under a sub-administration agreement with Precidian, which will terminate when the Current Management Agreement is terminated. LMPFA will continue to provide administrative services to the Fund as the Fund’s investment manager under the New Management Agreement.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement requires the manager to pay all operating expenses of the Fund under a unitary fee structure (other than interest expenses, taxes, brokerage expenses, Rule 12b-1 fees, acquired fund fees and expenses, extraordinary expenses and management fees).

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the manager or the Fund to enter into contracts with investment subadvisers or sub-administrators. These agreements permit subadvisers or sub-administrators to be affiliates of the manager. If the manager contracts with a subadviser or sub-administrator, as permitted under each of the Current Management Agreement and the New Management Agreement, the Manager would pay the subadvisory or sub-administration fees, unless the Fund’s Board agrees otherwise.

Potential Conflicts of Interest. Each of the Fund and the manager have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. The Current Management Agreement and the New Management Agreement also contain provisions that address potential conflicts of interest. Among other things, the agreements provide that, if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the manager is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the manager. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the manager’s policies and procedures as presented to the Fund’s Board from time to time. Each of the Current Management Agreement and the New Management Agreement specifically provides that the manager may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Management Agreement and the New Management Agreement, the manager is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The manager is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreement and New Management Agreement also clarify that the manager assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the manager is not liable for any error of judgment or mistake of law, and that the manager is not responsible for any action of the Board in following or declining to follow the manager’s advice or recommendations.

Term and Continuance. The New Management Agreement will go into effect on or about May 3, 2021 for an initial two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the New Management Agreement, as required by the 1940 Act. The Current Management Agreement has similar provisions for its term and continuance, although the initial date of the agreement differs.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon written notice provided within the period specified by the Agreement. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreement and New Management Agreement also limits the ongoing use of the name of the manager following termination.

Additional Provisions. The New Management Agreement, like the Current Management Agreement, provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Management Agreement, like the Current Management Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Management Agreement, like the Current Management Agreement, provides that each party to the agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. The New Management Agreement, like the Current Management Agreement, also provides that the manager is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the manager’s control.

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

The New Subadvisory Agreements will allow ClearBridge and Western Asset to continue to serve as the Fund’s subadvisers under terms that are identical to the terms of the applicable Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The stated subadvisory fees to be paid with respect to the Fund are identical under the applicable Current Subadvisory Agreement and the New Subadvisory Agreement.

Set forth below is a general description of the New Subadvisory Agreement and a comparison of its terms to those of the Current Subadvisory Agreement. Shareholders should refer to Appendix D-1 for a more detailed comparison of the terms of the New Subadvisory Agreement and the Current Subadvisory Agreement, and Appendix D-2 for a copy of the form of New Subadvisory Agreement.

Fees. There is no change in the fees payable to the Subadvisers for investment subadvisory services as a result of the New Subadvisory Agreements. The Fund does not compensate a Subadviser for its services. That compensation is paid by the Fund’s manager out of the fee it receives from the Fund.

Under each of the Current Subadvisory Agreement with ClearBridge and the New Subadvisory Agreement with ClearBridge, the Fund’s manager pays ClearBridge a fee monthly, at an annual rate equal to 70% of the management fee paid by the Fund to the Fund’s manager, net of (i) all fees and expenses incurred by the Fund’s manager under the management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements.

Under each of the Current Subadvisory Agreement with Western Asset and the New Subadvisory Agreement with Western Asset, the Fund’s manager pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Investment Subadvisory Services. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board of Trustees and its manager, the Subadviser will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to the Subadviser by the manager, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (“SEC”), and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Subadviser.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement further provides that the Subadviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of the Fund’s assets in accordance with the Subadviser’s policies and procedures, subject to such direction as the Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement requires the Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses. The Subadviser is required to bear all expenses in connection with the performance of its services under the Agreement.

Potential Conflicts of Interest. The Fund and its manager and Subadvisers have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Among other things, the agreements provide that, if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Subadviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement specifically provides that the Subadviser may engage in any other business or render services of any kind.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement also permits the Subadviser to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as the Subadviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Subadviser of any of its obligations under the Agreement.

Limitation on Liability. Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. A Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Subadviser who may provide services to the Fund as contemplated by the Subadvisory Agreement. The Current Subadvisory Agreement and the New Subadvisory Agreement also clarify that the Subadviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Subadviser is not liable for any error of judgment or mistake of law.

Term and Continuance. Each New Subadvisory Agreement will go into effect on or about May 3, 2021 for an initial two-year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to the New Subadvisory Agreement, as required by the 1940 Act. The Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Subadviser, upon written notice as provided in the Agreement. Each Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Subadvisory Agreement and New Subadvisory Agreement also limit the ongoing use of the Subadviser’s name following termination.

Additional Provisions. The New Subadvisory Agreement, like the Current Subadvisory Agreement provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Subadvisory Agreement, like the Current Subadvisory Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Subadvisory Agreement, like the Current Subadvisory Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Subadvisory Agreement for, like the Current Subadvisory Agreement, also provides that the Subadviser is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Subadviser’s control.

Board Evaluation

At a meeting held on February 3-4, 2021, the Board, including a majority of the Trustees who are not “interested persons” of the Fund, LMPFA, ClearBridge or Western Asset as defined in the 1940 Act (the “Independent Trustees”), approved the New Management Agreement and each New Subadvisory Agreement.1 (The New Management Agreement and the New Subadvisory Agreements are referred to, collectively, as the “New Agreements,” the Current Management Agreement and the Current Subadvisory Agreements are referred to, collectively, as the “Current Agreements,” and LMPFA and the Subadvisers are referred to, collectively, as the “Advisers.”)

The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Advisers. The

1 This meeting was held telephonically in reliance on an exemptive order issued by the SEC on June 19, 2020. Reliance on the exemptive order was determined to be necessary and appropriate due to circumstances related to the potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Independent Trustees requested and received information from the Advisers they deemed reasonably necessary for their review of the New Agreements. Included was information about the Advisers as well as the management and subadvisory services provided to the Fund. In voting to approve the New Agreements, the Independent Trustees considered whether the approval of the New Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. In connection with their review of each New Agreement, the Trustees did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The discussion below covers both the advisory and administrative functions to be rendered by LMPFA for the Fund, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Subadvisory Agreements. The Independent Trustees considered the New Management Agreement and the New Subadvisory Agreements separately in the course of their review. In doing so, they considered the respective roles and compensation of LMPFA and the Subadvisers in providing services to the Fund.

Nature, extent and quality of the services under the New Agreements

The Board received and considered information regarding the nature, extent and quality of services provided by LMPFA and the Subadvisers during the past year and to be provided to the Fund by LMPFA and the Subadvisers under the New Agreements. In evaluating the nature, extent and quality of services expected to be provided to the Fund by LMPFA and the Subadvisers under the New Agreements, the Trustees considered, among other things, that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel under the New Agreements. In this regard, the Board considered LMPFA’s extensive role in the day-to-day operations of the Fund following its commencement of operations as the Fund’s sub-administrator, and that LMPFA is one of only a few registered investment advisers with experience in the operation of ActiveShares® ETFs. The Board also considered that LMPFA obtained exemptive relief from the SEC in order to manage the Fund.

The Board has received information at regular meetings throughout the past year related to LMPFA’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services to be provided by LMPFA and the Subadvisers took into account the Trustees’ knowledge gained as Trustees of the Fund and other funds managed by LMPFA and the Subadvisers, including knowledge gained regarding the scope and quality of the investment management and other capabilities of LMPFA and the Subadvisers, and the quality of LMPFA’s administrative and other services. The Board observed that the scope of services to be provided by LMPFA and the Subadvisers, and the undertakings required of LMPFA and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board has received and reviewed on a regular basis information from LMPFA and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including those specific to the Fund’s operation as an exchange-traded fund, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by LMPFA and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of LMPFA and the Subadvisers.

The Board also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of LMPFA and the Subadvisers and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Franklin Templeton fund complex and LMPFA’s commitment to provide effective and efficient investment management services. The Board also considered, based on its knowledge of LMPFA and LMPFA’s affiliates, the financial resources available to LMPFA’s parent organization, Franklin Templeton.

The Board considered the division of responsibilities among LMPFA and the Subadvisers and the oversight provided by LMPFA. The Board also considered the policies and practices of LMPFA and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against a peer group of funds. In addition, the Board considered the Fund’s performance in light of overall financial market conditions. The Board considered that the Fund had recently commenced operations and thus had a limited performance history.

Based on their review of the materials provided, the Board concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient and supported a decision to approve each New Agreement.

Management fees and expense ratios

The Board considered that the New Management Agreement does not change the Fund’s management fee rate or the computation method for calculating such fees.

The Board reviewed and considered the contractual management fee in light of the nature, extent and quality of the management and subadvisory services expected to be provided by LMPFA and the Subadvisers. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Fund’s manager. The Board also noted that the Fund’s manager pays all fund expenses, other than the actual management fee and certain other expenses. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses are expected to vary within a much smaller range and the Fund’s manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Fund’s manager could earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement.

In addition, the Board received and considered information provided by Broadridge comparing the contractual management fee rate for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board has found the Broadridge data generally useful, the Board recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by LMPFA after payment of the subadvisory fees, in each case in light of the services rendered for those amounts.

The Board reviewed information regarding fees charged by LMPFA and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that in which the Fund invests, including, where applicable, separate accounts. LMPFA reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with regulatory compliance and administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that LMPFA coordinates and oversees the provision of services to the Fund by other Fund service providers, including the Subadvisers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board noted that the Fund only recently commenced operations and is of a small size, and that the costs of providing investment management and other services to the Fund have exceeded the investment management fee payable by the Fund since the Fund commenced operations. The Board also noted that the Advisers were only recently acquired by Franklin Resources, Inc. (“Franklin Resources”) and, accordingly, overall profitability information for the Advisers was not available. The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the New Management Agreement, like the Current Management Agreement, did not provide for any breakpoints in the Fund’s actual management fee to the extent the assets of the Fund increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources. Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Other benefits to the Advisers

The Board considered other benefits received by LMPFA, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the commitment of LMPFA and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the LMPFA, the Subadvisers and their affiliates receive were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements.

Information about LMPFA, the Subadvisers and the Distributor

LMPFA is a registered investment adviser and has offices at 620 Eighth Avenue, New York, New York 10018. Until May 3, 2021, LMPFA serves as the sub-administrator to the Fund. As of May 3, 2021, LMPFA will serve as the Fund’s manager, and will continue to provide administrative services to the Fund under the New Management Agreement. As of December 31, 2020, LMPFA’s total assets under management were approximately $214.6 billion (including approximately $259.2 million for which LMPFA provides non-discretionary investment models to certain institutional clients).

ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2020, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $177.0 billion, including $29.7 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2020, the total assets under management of Western Asset and its supervised affiliates were approximately $480.7 billion.

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, MD 21202, serves as the principal underwriter for the Fund.

LMPFA, ClearBridge, Western Asset and LMIS are indirect, wholly-owned subsidiaries of Franklin Resources. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo,

California 94403-1906, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2020, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.5 trillion. On July 31, 2020, Franklin Resources acquired Legg Mason in an all-cash transaction. As a result of the transaction, LMPFA, ClearBridge, Western Asset and LMIS became subsidiaries of Franklin Resources. Under the 1940 Act, consummation of the transaction automatically terminated the subadvisory agreements that were in place for the Fund prior to the transaction. The Subadvisers continue to provide uninterrupted services with respect to the Fund pursuant to new subadvisory agreements that were approved by the Fund’s initial shareholder.

Management Agreement and Subadvisory Agreement Dates, Approvals and Fees

The Current Management Agreement is dated January 13, 2020, and each Current Subadvisory Agreement is dated July 31, 2020. Each agreement was approved by the sole initial shareholder prior to the public offering of the Fund. The Current Management Agreement was last approved by the Fund’s Board of Trustees on November 6, 2019. Each Current Subadvisory Agreement was last approved by the Fund’s Board of Trustees on April 7, 2020.

The Fund paid aggregate management fees to Precidian of $4,632 during the most recent fiscal year ended September 30, 2020. There were no other material payments by the Fund to LMPFA, Precidian, the Subadvisers or any of their affiliates during that period. The Fund did not pay distribution fees or commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

Additional Information about LMPFA and the Subadvisers

The names and principal occupations of the directors and principal executive officers (or persons performing similar functions) of LMPFA and the Subadvisers are as set forth in Appendix A. The principal address of each individual as it relates to his or her duties at LMPFA/a Subadviser is the same as that of LMPFA/the Subadviser.

Each officer of the Fund, as well as Jane Trust, an interested Trustee, is an employee of LMPFA and/or a Subadviser as set forth in Appendix J. No Independent Trustee owns any securities of, or has any other material direct or indirect interest in, LMPFA, the Subadvisers or any of their affiliates.

LMPFA and the Subadvisers may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Fund. The table set forth in Appendix B lists other funds advised by LMPFA or the Subadvisers, the net assets of those funds, and the management fees LMPFA or the Subadvisers received from those funds during the fiscal years ended on the dates noted.

ELECTION OF NEW TRUSTEES

The current Board of Trustees of the Trust (the “Existing Board,” and each member of the Existing Board, a “Current Trustee”) and its nominating committee has nominated a new slate of Trustees for the Trust and its sole series, the Fund. Legg Mason, Inc., an affiliate of LMPFA and the Subadvisers, as holder of shares of the Fund representing a majority of the voting power of the Fund and the Trust, has elected the new slate of Trustees.

The four new Trustees of the Trust (each, a “New Trustee”) are Rohit Bhagat, Deborah D. McWhinney, Anantha K. Pradeep and Jennifer M. Johnson. All of the New Trustees, except for Ms. Johnson, are Independent Trustees. Each New Trustee has consented to serve on the Board. The New Trustees’ term of office is expected to commence on or about July 1, 2021. Each New Trustee will hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

The Existing Board consists of 10 Trustees – Andrew L. Breech, Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller, Thomas F. Schlafly and Jane Trust. All of the Current Trustees, except for Ms. Trust, are Independent Trustees. None of the Current Trustees will continue as Trustees of the Trust after the New Trustees take office.

Reasons for the Election of New Trustees

The Existing Board believes that the New Trustees may provide benefits to the Fund. This is the result of discussions with management and a due diligence process, including meetings among the members of the Existing Board and the New Trustees. Among other things, the Existing Board considered that Franklin Resources, which, together with its subsidiaries, operates as Franklin Templeton, acquired LMPFA and the Subadvisers on July 31, 2020, and that the New Trustees serve on the board that oversees the Franklin Templeton family of exchange-traded funds (“Franklin Templeton ETFs”). The Existing Board concluded that bringing together the Fund and the Franklin Templeton ETFs under the oversight of a single Board is expected to promote efficient oversight of the Fund, and efficient use of resources by management, which may enhance management’s productivity with respect to the Fund. Furthermore, the Existing Board concluded that the New Trustees are highly qualified and have substantial experience in overseeing the operations of exchange-traded funds as members of the board that oversees the Franklin Templeton ETFs, and that the New Trustees’ qualifications and experience may benefit the Fund and shareholders.

Information about the New Trustees is set forth in the sections below. The Board has determined that the number of its Trustees shall be fixed at four (the number of New Trustees), subject to any further changes in Board size permitted by applicable law and the Trust’s charter documents.

The New Trustees and Current Trustees

The New Trustees and the Current Trustees, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of funds in the fund complex he or she expects to oversee on or about July 1, 2021, following the commencement of the New Trustees’ term of office and scheduled retirements, and other board memberships they hold are set forth below. The address of each New Trustee is One Franklin Parkway, San Mateo, CA 94403-1906. The address of each Current Trustee is c/o Jane Trust, 100 International Drive, 11th Floor, Baltimore, MD 21202. Each New Trustee was recommended for nomination by the Existing Board.

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by New Trustee[2]	Other Board Memberships Held by New Trustee[3]
Independent New Trustees*:
Rohit Bhagat Born 1964	N/A	N/A	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).	58	Lead Independent Trustee of Franklin Templeton ETF Trust (since 2016), Franklin ETF Trust (since 2017), and Franklin Templeton Trust since 2020 (48 funds); Axis Bank (financial) (2013-present), AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (December 2020-present); formerly, FlipKart Limited (eCommerce company) (2019-December 2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).
Deborah D. McWhinney Born 1955	N/A	N/A	Director of various companies; and formerly, Board Member, Fluor Corporation (2014-2020) (construction and engineering), Focus Financial Partners, LLC (2018-2020) (financial services), Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).	58	Trustee of Franklin Templeton ETF Trust, Franklin ETF Trust and Franklin Templeton Trust since 2020 (48 funds); IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (legal services) (2020-present).

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex to be Overseen by New Trustee[2]	Other Board Memberships Held by New Trustee[3]
Anantha K. Pradeep Born 1963	N/A	N/A	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).	58	Trustee of Franklin Templeton ETF Trust (since 2016), Franklin ETF Trust (since 2017), and Franklin Templeton Trust since 2020 (48 funds).
Interested New Trustee:
Jennifer M. Johnson[4] Born 1964	N/A	N/A	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).	63	Trustee and Chairperson of the boards of Franklin Templeton ETF Trust (since 2016), Franklin ETF Trust (since 2017), and Franklin Templeton Trust (since 2020); Trustee of Franklin Value Investors Trust since 2015) (53 funds).

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex Overseen by Trustee[2]	Other Board Memberships Held by Trustee[3]
Independent Trustee of Existing Board Not Continuing**:
Paul R. Ades Born 1940	Current Member of the Existing Board	Since 2020	Paul R. Ades, PLLC (law firm) (since 2000)	59	None
Andrew L. Breech Born 1952	Current Member of the Existing Board	Since 2020	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	59	None
Althea L. Duersten Born 1951	Board Chair and Current Member of the Existing Board	Since 2020 (Board Chair since 2021)	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	59	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019-2020)
Stephen R. Gross Born 1947	Current Member of the Existing Board	Since 2020	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	59	None
Susan M. Heilbron Born 1945	Current Member of the Existing Board	Since 2020	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Name and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex Overseen by Trustee[2]	Other Board Memberships Held by Trustee[3]
Howard J. Johnson Born 1938	Current Member of the Existing Board	Since 2020 (Board Chair in 2020)	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)	59	None
Jerome H. Miller Born 1938	Current Member of the Existing Board	Since 2020	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)	59	None
Ken Miller Born 1942	Current Member of the Existing Board	Since 2020	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	59	None
Thomas F. Schlafly Born 1948	Current Member of the Existing Board	Since 2020	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	59	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)
Jane Trust, CFA[5] Born 1962	Current Member of the Existing Board, and President and Chief Executive Officer of the Fund	Since 2020	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 135 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)	135	None

* New Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act of the Trust.

** The terms of office of Andrew L. Breech, Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller, Thomas F. Schlafly and Jane Trust, members of the Existing Board, will not continue with respect to ActiveShares® ETF Trust once the New Trustees take office.

1 Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2 For each New Trustee, the number shown is the total number of separate portfolios within the fund complex that the New Trustee will oversee once the New Trustee takes office on July 1, 2021. This figure assumes shareholder approval of a proposal to elect the New Trustees as trustees of nine series of Legg Mason ETF Investment Trust. For each current Trustee, the number shown is the total number of separate portfolios within the fund complex that the New Trustee oversees as of the date of this information statement.

3 In addition to overseeing the Fund, each current Independent Trustee also currently serves as a Trustee of the nine funds of Legg Mason ETF Investment Trust, the 23 funds of Legg Mason Partners Equity Trust and the 16 funds of Legg Mason Partners Variable Equity Trust, and Ms. Trust serves as a Trustee of 144 other funds in the fund complex. As noted above, the members of the Existing Board will not continue with respect to the Fund once the New Trustees take office on July 1, 2021. In addition, shareholders of the nine funds of Legg Mason ETF Investment Trust are also being asked to elect the New Trustees as trustees; accordingly, the members of the Existing Board would not continue as trustees of the nine funds of Legg Mason ETF Investment Trust if the New Trustees are elected as trustees of that trust. However, concurrently with issuance of this information statement, shareholders of the 20 funds of Legg Mason Global Asset Management Trust are being asked to elect the members of the Existing Board as trustees of that trust. If elected, the members of the Existing Board would take office as trustees of Legg Mason Global Asset Management Trust. Following their retirement as trustees of ActiveShares® ETF Trust and Legg Mason ETF Investment Trust and election as trustees of Legg Mason Global Asset Management Trust, each current Independent Trustee would oversee 59 funds in the fund complex, and Ms. Trust would oversee 135 funds in the fund complex.

4 Ms. Johnson is an “interested person” (as defined in the 1940 Act) of the Trust because of her position as an officer and director of Franklin Resources, which is the parent company of LMPFA, the Subadvisers and the Distributor.

5 Ms. Trust is an “interested person” (as defined in the 1940 Act) of the Trust because of her position with LMPFA and/or certain of its affiliates.

Qualifications of New Trustees and Current Trustees

New Trustees: The Existing Board believes that each New Trustee’s experience, qualifications, attributes and/or skills on an individual basis and in combination with those the other New Trustees lead to the conclusion that the New Trustees possesses the requisite skills and attributes. The Existing Board believes that the New Trustees’ abilities to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Fund’s manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Existing Board has considered the following experience, qualifications, attributes and/or skills, among others, of the New Trustees in reaching its conclusion with respect to the New Trustees: his or her character and integrity; such person’s length of service as a board member of certain funds in the Franklin Templeton funds complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; their skills, experience, judgment, analytical ability, intelligence, and common sense; their current or previous profit and non-profit board membership; such person’s considerable familiarity with the special regulatory requirements governing regulated investment companies, including exchange-traded funds, and the special responsibilities of investment company trustees; and as to each New Trustee other than Ms. Johnson, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”). No particular qualification, experience or background establishes the basis for the Existing Board’s conclusion with respect to the New Trustees, and individual Trustees may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to the New Trustees: Mr. Bhagat has extensive experience in the asset management and financial services industries; Ms. McWhinney has extensive management, risk and cyber security experience; Dr. Pradeep has served as chief executive officer of consulting and technology companies; and Ms. Johnson is a high ranking executive officer of Franklin Templeton.

Existing Board: The Existing Board believes that the experience, qualifications, attributes or skills of each of its Current Trustees on an individual basis and in combination with those of its other Current Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Existing Board believes that its Current Trustees’ abilities to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Fund’s manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to the Current Trustees: Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions; Mr. Breech has substantial experience as the chief executive of a private corporation; Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee; Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations and has been determined to qualify as an audit committee financial expert of the Trust; Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies; Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant; Mr. Jerome Miller has substantial experience as an executive in the asset management group of a major broker/dealer; Mr. Ken Miller has substantial experience as a senior executive of an operating company; Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank; and Ms. Trust has been the Chief Executive Officer of the Trust and other funds sponsored by Franklin Templeton (and before that, Legg Mason) since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Franklin Templeton and affiliated entities.

References to the qualifications, attributes and skills of New Trustees and Current Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Existing Board or any New Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Existing Board or a New Trustee by reason thereof.

General Information Regarding the New Trustees and the Existing Board

Compensation: Information relating to compensation paid to the New Trustees and Current Trustees for the Most Recent Year1 is set forth in Appendix E.

Equity Securities Owned by the New Trustees and Current Trustees: Information relating to the amount of equity securities of the Fund and other funds in the fund complex owned by the New Trustees and Current Trustees as of February 12, 2021 is set forth in Appendix F.

Attendance of Trustees at Annual Meeting: The Trust does not have a policy with regard to attendance of Trustees at annual shareholder meetings. No annual meeting for the Trust was held during the Most Recent Year.

Board Meetings: During the Most Recent Year the Existing Board met six times. Each Current Trustee attended more than 75% of the aggregate number of meetings of the Existing Board and of each committee of the Existing Board on which he or she served.

Board Leadership Structure, Oversight and Standing Committees of the Existing Board and Proposed Board: Information relating to the various standing committees of the Existing Board and committee structure of the Proposed Board is set forth in Appendix G.

The Chair of the Existing Board and the committee chairs work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Existing Board serves as a key point person for interaction between management and the other Independent Trustees. Under the New Board structure, the Chair of the New Board will be an Interested Trustee, although the New Board also would be served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, would review proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also would preside at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed.

Through the Board’s committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Existing Board and the New Board have determined that the

1 The term “Most Recent Year,” when used in the Information Statement and the relevant Appendices, refers to the Fund’s fiscal year ended September 30, 2020.

respective Board’s committees help ensure that the Fund has effective and independent governance and oversight. The Existing Board and the New Board also have determined that the respective Board’s leadership structure, in which the Chair of the Existing Board (or the Lead Independent Trustee in the case of the Franklin Templeton ETFs) is not affiliated with Franklin Templeton, is appropriate. The Existing Board and the New Board also believe that the respective Board’s leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Subadvisers.

The Fund’s service providers, primarily the Fund’s manager, subadvisers and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s manager and subadvisers the importance of maintaining vigorous risk management.

The Fund is subject to a number of risks, including investment risk, counterparty risk, market trading risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, the risks associated with a new semi-transparent ETF technology, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s manager and subadvisers, the affiliates of the manager and subadvisers or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the manager, subadvisers and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Board or its committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Trustees recognize that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve their goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

Officers of the Trust

The officers of the Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix J.

SHAREHOLDER APPROVAL

In accordance with Section 4.8 of the Agreement and Declaration of Trust of the Trust, Legg Mason, Inc., as holder of shares of the Fund representing a majority of the voting power of the Fund, approved the New Management Agreement and the New Subadvisory Agreements, and elected the New Board by written consent dated March 3, 2021 in lieu of a meeting of shareholders. Accordingly, the new agreements will take effect on or about May 3, 2021, and the New Board will take office on or about July 1, 2021. Legg Mason, Inc. is an affiliate of LMPFA and the Subadvisers.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Current Trustees, including a majority of the Independent Trustees, of the Fund have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. No representatives of PwC will be present at the Meeting.

Appendix K sets forth for the Fund, for each of the Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund and the Fund’s fiscal year end month and day. The fee information in Appendix K is presented under the following captions:

(a)

Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)

Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)

Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d)	All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Existing Board’s Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Existing Board’s Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Existing Board’s Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to the Fund, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Fund’s manager and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For the Fund’s two most recent fiscal years, there were no services rendered by PwC to the Fund for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Fund and the Fund’s manager or any entity controlling, controlled by or under common control with the manager that provides ongoing services to the Fund during the last two fiscal years is presented in Appendix K under the caption “Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee.”

The Existing Board’s Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to the Fund’s manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by PwC to the Fund, its manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of February 12, 2021, the persons listed in Appendix L owned of record the amounts indicated of the shares of the Fund indicated in Appendix L.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, NY 10018, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of Marc A. De Oliveira, Secretary, 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the governance and nominating committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Trust’s Chief Compliance Officer (“CCO”). Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Total Shares Outstanding and Net Assets

There were outstanding 100,000 shares of the Fund at the close of business on the Record Date. The net assets of the Fund as of the close of business on the Record Date were $3,166,000.

Fiscal Year

The fiscal year end of the Fund is September 30.

[insert signature previously provided]

Marc A. De Oliveira

Secretary

[    ], 2021

Appendix A

Directors and Principal Officers of LMPFA and Subadvisers

Legg Mason Partners Fund Advisor, LLC
Name	Position with Legg Mason Partners Fund Advisor, LLC
Jane E. Trust	President and Chief Executive Officer
Ted P. Becker	Chief Compliance Officer
Jeanne M. Kelly	Senior Vice President
Jasna Dolgov	Vice President and Assistant Secretary
Thomas C. Mandia.	Secretary
Brian M. Eakes	Director
Laura F. Fergerson	Director
ClearBridge Investments, LLC
Name	Position with ClearBridge Investments, LLC
Terrence J. Murphy	Chairman, Chief Executive Officer and President; Director
Harry (Hersh) D. Cohen	Managing Director, co-Chief Investment Officer and Senior Portfolio Manager
Scott Glasser	Managing Director, co-Chief Investment Officer and Senior Portfolio Manager; Director
Barbara Brooke Manning	Managing Director, General Counsel and Chief Compliance Officer
Cynthia K. List	Managing Director, Chief Financial Officer and Treasurer; Director
Leonard P. Larrabee, III	Secretary
Todd Lebo	Assistant Secretary
Beth McAuley O’Malley	Assistant Secretary
Melissa A. Warren	Assistant Secretary
Jennifer M. Johnson	Director
Matthew Nicholls	Director
Jed A. Plafker	Director
Gwen L Shaneyfelt	Director
Western Asset Management Company, LLC
Name	Position with Western Asset Management Company, LLC
James W. Hirschmann	President, Chief Executive Officer; Director
Kevin Ehrlich	Chief Compliance Officer
Charles Anthony Ruys de Perez	General Counsel and Secretary
Jennifer W. Murphy	Chief Operating Officer; Director
Dennis J. McNamara	Director of Portfolio Operations
Marzo Bernardi	Director of Clint Service and Marketing
Jennifer M. Johnson	Director
Matthew Nicholls	Director
Jed A. Plafker	Director

A-1

Appendix B

Other Funds Advised by LMPFA and Subadvisers

The following table lists certain information regarding funds for which LMPFA or the Subadvisers provide investment advisory or subadvisory services, other than the Fund. All of the information below is given as of the end of the last fiscal year of each fund.

Other Funds Advised by LMPFA

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
BrandywineGLOBAL – Alternative Credit Fund	10/31	221,018,807	1.15%[1]

BrandywineGLOBAL – Diversified US Large Cap Value Fund	9/30	459,968,939	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

BrandywineGLOBAL – Dynamic US Large Cap Value Fund	9/30	176,919,373	0.55%[1]

BrandywineGLOBAL – Flexible Bond Fund	12/31	67,984,735	0.55%[1]

BrandywineGLOBAL – Global High Yield Fund	9/30	40,475,950	0.65%[1]

BrandywineGLOBAL – Global Opportunities Bond Fund	12/31	2,330,134,832	0.50%[1]

BrandywineGLOBAL Global Opportunities Bond Fund (USD Hedged)	12/31	431,158,015	0.50%[1]

BrandywineGLOBAL – Global Unconstrained Bond Fund	10/31	739,569,567	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

BrandywineGLOBAL – International Opportunities Bond Fund	12/31	69,769,163	0.50%[1]

ClearBridge Global Infrastructure Income Fund	9/30	27,498,988	0.80%[1]

Martin Currie Emerging Markets Fund	9/30	223,010,735	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Martin Currie International Unconstrained Equity Fund	5/31	5,846,302	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Martin Currie SMASh Series EM Fund	7/31	181,425,754	0.00%[1]

QS Global Market Neutral Fund	9/30	58,249,755	0.95%[1]

QS International Equity Fund	9/30	223,326,689	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

QS Strategic Real Return Fund	9/30	94,951,745	0.75%[1]

QS U.S. Small Capitalization Equity Fund	12/31	181,603,115	0.70%[1]

ClearBridge Aggressive Growth Fund	8/31	6,518,603,757	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

ClearBridge All Cap Value Fund	9/30	1,216,393,475	0.700% up to $1.5 billion of average daily net assets; 0.680% of average daily net assets between $1.5 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $2.5 billion; 0.600% of average daily net assets between $2.5 billion and $3.5 billion; 0.500% of average daily net assets exceeding $3.5 billion[1]

ClearBridge Appreciation Fund	10/31	6,420,423,698	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

ClearBridge Dividend Strategy Fund	12/31	7,037,581,255	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge International Small Cap Fund	9/30	40,703,986	0.80% up to $1 billion of average daily net assets; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.65% of average daily net assets between $5 billion and $10 billion; 0.60% of average daily net assets exceeding $10 billion[1]

ClearBridge International Value Fund	10/31	227,785,369	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
ClearBridge Large Cap Growth Fund	11/30	18,265,258,383	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge Large Cap Value Fund	10/31	1,492,085,403

The Fund will pay the Manager quarterly a fee consisting of a base fee as computed below (the “Base Fee”) plus a performance adjustment.[1]

The Base Fee shall be calculated as follows:

0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over

$500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion*

* The Base Fee shall be calculated using the daily net assets averaged over the most recent quarter. For each percentage point by which the Fund’s investment performance exceeds or is exceeded by the investment record of the Standard & Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”) over the one year period ending on the last day of each calendar quarter, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the Fund’s average daily net assets for the one year period ending on the last day of each calendar quarter. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the Fund’s investment performance exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

ClearBridge Mid Cap Fund	10/31	1,743,704,108	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge Mid Cap Growth Fund	10/31	90,907,813	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge Select Fund	10/31	1,535,917,540	0.95%[1]

ClearBridge Small Cap Growth Fund	10/31	4,675,607,239	0.75%[1]

ClearBridge Small Cap Value Fund	9/30	86,724,204	0.75%[1]

ClearBridge Sustainability Leaders Fund	10/31	20,111,040	0.650% of assets up to and including $1 billion; 0.625% of assets over $1 billion and up to and including $2 billion; and 0.600% of assets over $2 billion[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
ClearBridge Tactical Dividend Income Fund	10/31	277,005,809	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

QS Conservative Growth Fund	1/31	309,769,448	0.00%[1]

QS Defensive Growth Fund	1/31	132,783,500	0.00%[1]

QS Global Dividend Fund	9/30	332,685,678	0.65%[1]

QS Global Equity Fund	10/31	150,089,249	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

QS Growth Fund	1/31	774,932,792	0.00%[1]

QS Moderate Growth Fund	1/31	485,692,545	0.00%[1]

QS S&P 500 Index Fund	9/30	286,550,189	0.25%[1]

QS U.S. Large Cap Equity Fund	11/30	685,627,393	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Western Asset Ultra-Short Income Fund	5/31	207,233,178	0.30%[1]

Western Asset California Municipals Fund	2/28	390,242,197	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

Western Asset Corporate Bond Fund	12/31	1,062,631,447	0.45%[1]

Western Asset Emerging Markets Debt Fund	2/28	32,091,539	0.60%[1]

Western Asset Global High Yield Bond Fund	12/31	186,028,458	0.70%[1]

Western Asset Income Fund	7/31	530,460,013	0.50%[1]

Western Asset Intermediate Maturity California Municipals Fund	11/30	160,377,001	0.50%[1]

Western Asset Intermediate Maturity New York Municipals Fund	11/30	152,669,836	0.50%[1]

Western Asset Intermediate-Term Municipals Fund	3/31	2,353,041,309	0.35%[1]

Western Asset Managed Municipals Fund	2/28	4,558,902,023	0.40%[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset Massachusetts Municipals Fund	11/30	97,069,647	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

Western Asset Mortgage Total Return Fund	12/31	783,772,582	0.50% up to $4 billion of average daily net assets; 0.45% of average daily net assets between $4 billion and $6 billion; 0.40% of average daily net assets between $6 billion and $8 billion; 0.35% of average daily net assets exceeding $8 billion[1]

Western Asset Municipal High Income Fund	7/31	479,987,227	0.55% up to $1 billion of average daily net assets; 0.525% of average daily net assets between $1 billion and $2 billion; 0.50% of average daily net assets between $2 billion and $5 billion; 0.475% of average daily net assets between $5 billion and $10 billion; 0.45% of average daily net assets exceeding $10 billion[1]

Western Asset New Jersey Municipals Fund	3/31	178,738,667	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

Western Asset New York Municipals Fund	3/31	542,335,323	0.50%[1]

Western Asset Oregon Municipals Fund	4/30	63,562,220	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

Western Asset Pennsylvania Municipals Fund	3/31	167,301,904	0.45%[1]

Western Asset Short Duration High Income Fund	7/31	340,608,283	0.55%[1]

Western Asset Short Duration Municipal Income Fund	2/28	864,222,155	0.30%[1]

Western Asset Short-Term Bond Fund	12/31	846,061,294	0.35%[1]

Western Asset Core Bond Fund	12/31	20,039,604,221	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion. [1]

Western Asset Core Plus Bond Fund	12/31	38,898,681,872	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion. [1]

Western Asset High Yield Fund	5/31	211,078,489	0.55%[1]

Western Asset Inflation Indexed Plus Bond Fund	12/31	509,296,875	0.20%[1]

Western Asset Intermediate Bond Fund	5/31	1,106,545,264	0.40%[1]

Western Asset Macro Opportunities Fund	10/31	1,614,918,945	1.15%[1]

Western Asset Total Return Unconstrained Fund	5/31	1,279,463,806	0.60%[1]

Western Asset Institutional Government Reserves	8/31	12,151,986,607	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset Institutional Liquid Reserves	8/31	7,417,118,655	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset Institutional U.S. Treasury Obligations Money Market Fund	8/31	909,617,710	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset Institutional U.S. Treasury Reserves	8/31	10,008,428,791	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset Premier Institutional Government Reserves	8/31	2,108,746,141	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset Premier Institutional Liquid Reserves	8/31	100,899	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset Premier Institutional U.S. Treasury Reserves	8/31	153,548,614	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset Select Tax Free Reserves	8/31	248,582,575	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Western Asset SMASh Series C Fund	2/28	1,912,300,132	0.00%[1]

Western Asset SMASh Series Core Completion Fund	2/28	321,435,344	0.00%[1]

Western Asset SMASh Series Core Plus Completion Fund	2/28	3,432,392,272	0.00%[1]

Western Asset SMASh Series M Fund	2/28	2,705,012,472	0.00%[1]

Western Asset SMASh Series TF Fund	2/28	67,814,227	0.00%[1]

Western Asset Government Reserves	8/31	1,651,481,662	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

Western Asset New York Tax Free Money Market Fund	8/31	111,989,579	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Western Asset Tax Free Reserves	8/31	78,777,724	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

Western Asset U.S. Treasury Reserves	8/31	253,510,140	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

Western Asset Premium Liquid Reserves	8/31	13,856,893	0.35%[1]

Western Asset Premium U.S. Treasury Reserves	8/31	314,328,573	0.35%[1]

Government Portfolio	8/31	19,125,368,670	0.10%

Liquid Reserves Portfolio	8/31	19,832,522,765	0.10%

Tax Free Reserves Portfolio	8/31	327,396,378	0.15%

U.S. Treasury Obligations Portfolio	8/31	985,086,998	0.00%

U.S. Treasury Reserves Portfolio	8/31	18,141,067,815	0.10%

ClearBridge All Cap Growth ETF	9/30	181,575,577	0.53%[1]

ClearBridge Dividend Strategy ESG ETF	11/30	12,241,125	0.59%[1]

ClearBridge Large Cap Growth ESG ETF	11/30	124,544,849	0.59%[1]

Legg Mason Global Infrastructure ETF	10/31	7,922,848	0.45%[1]

Legg Mason International Low Volatility High Dividend ETF	10/31	53,552,187	0.40%[1]

Legg Mason Low Volatility High Dividend ETF	10/31	670,990,122	0.27%[1]

Legg Mason Small-Cap Quality Value ETF	7/31	11,401,877	0.60%[1]

Western Asset Short Duration Income ETF	7/31	7,654,541	0.29%[1]

Western Asset Total Return ETF	12/31	140,942,268	0.49%[1]

ClearBridge Variable Aggressive Growth Portfolio	12/31	889,401,993	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
ClearBridge Variable Appreciation Portfolio	12/31	864,013,596	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

ClearBridge Variable Dividend Strategy Portfolio	12/31	484,662,928	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge Variable Large Cap Growth Portfolio	12/31	433,996,292	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge Variable Large Cap Value Portfolio	12/31	275,142,345	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

ClearBridge Variable Mid Cap Portfolio	12/31	247,089,526	0.750% up to $1 billion of average daily net assets; 0.700% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

ClearBridge Variable Small Cap Growth Portfolio	12/31	502,278,184	0.75%[1]

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	12/31	1,115,923,028	0.45%[1]

QS Variable Conservative Growth	12/31	91,085,471	0.00%[1]

QS Variable Growth	12/31	92,781,231	0.00%[1]

QS Variable Moderate Growth	12/31	33,031,348	0.00%[1]

Legg Mason/QS Aggressive Model Portfolio	12/31	72,341,386

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion; 0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
Legg Mason/QS Conservative Model Portfolio	12/31	83,133,052

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion;

0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

Legg Mason/QS Moderately Aggressive Model Portfolio	12/31	267,846,238

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion;

0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

Legg Mason/QS Moderately Conservative Model Portfolio	12/31	130,811,765

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion;

0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

Legg Mason/QS Moderate Model Portfolio	12/31	268,901,009

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion;

0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

Western Asset Core Plus VIT Portfolio	12/31	222,356,035	0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets[1]

Western Asset Variable Global High Yield Bond Portfolio	12/31	154,255,084	0.70%[1]

BrandywineGLOBAL – Global Income Opportunities Fund Inc.	10/31	224,113,698	0.85% of the Fund’s managed assets[2]

Clarion Partners Real Estate Income Fund Inc.	12/31	55,125,267	1.25% of the Fund’s average daily net assets[1]

ClearBridge Energy Midstream Opportunity Fund Inc.	11/30	237,770,452	1.00% of the Fund’s managed assets[2]

ClearBridge MLP and Midstream Fund Inc.	11/30	281,497,976	1.00% of the Fund’s managed assets[2]

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
ClearBridge MLP and Midstream Total Return Fund Inc.	11/30	133,482,607	1.00% of the Fund’s managed assets[2]

LMP Capital and Income Fund Inc.	11/30	235,873,684	0.85%[3]

Western Asset Emerging Markets Debt Fund Inc.	12/31	934,157,275	0.85%[3]

Western Asset Global Corporate Defined Opportunity Fund Inc.	10/31	267,615,377	0.80% of the Fund’s managed assets[2]

Western Asset Global High Income Fund Inc.	5/31	427,488,849	0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings

Western Asset High Income Fund II Inc.	4/30	521,352,972	0.80%[4]

Western Asset High Income Opportunity Fund Inc.	9/30	668,260,473	0.80% of the Fund’s average daily net assets

Western Asset High Yield Defined Opportunity Fund Inc.	5/31	334,173,998	0.80% of the Fund’s net assets

Western Asset Intermediate Muni Fund Inc.	11/30	144,322,430	0.55% of the Fund’s average daily net assets

Western Asset Investment Grade Defined Opportunity Trust Inc.	11/30	239,462,059	0.65% of the Fund’s net assets

Western Asset Managed Municipals Fund Inc.	5/31	565,454,380	0.55% of the Fund’s average daily net assets

Western Asset Middle Market Income Fund Inc.	4/30	106,894,945	1.25% of the Fund’s managed assets[2]

Western Asset Mortgage Opportunity Fund Inc.	12/31	164,968,574	1.00% of the Fund’s managed assets[2]

Western Asset Municipal Defined Opportunity Trust Inc.	11/30	256,646,947	0.60% of the Fund’s managed assets[5]

Western Asset Municipal High Income Fund Inc.	10/31	169,941,718	0.55% of the Fund’s average daily net assets

Western Asset Municipal Partners Fund Inc.	11/30	162,289,102	0.55% of the Fund’s average weekly net assets

1 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

2 “Managed assets” means the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

3 The fee payable to the Manager under the agreement is equal to the annual rate set forth above multiplied by the average daily value of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock.

4 The fee payable to the Manager under the agreement is calculated by multiplying the annual rate set forth above by the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (“average weekly net assets”) means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock.

5 “Managed assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

Other Funds Advised by ClearBridge

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[6]
ClearBridge International Growth Fund	10/31	4,383,611,591	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion[6]

ClearBridge Small Cap Fund	10/31	973,788,265	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

ClearBridge Value Trust	10/31	1,476,152,507	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[6]

QS Strategic Real Return Fund	9/30	94,951,745	0.35% of the portion of the average daily net assets allocated

ClearBridge Aggressive Growth Fund	8/31	6,518,603,757	70% of the management fee paid to LMPFA

ClearBridge All Cap Value Fund	9/30	1,216,393,475	70% of the management fee paid to LMPFA

ClearBridge Appreciation Fund	10/31	6,420,423,698	70% of the management fee paid to LMPFA

ClearBridge Dividend Strategy Fund	12/31	7,037,581,255	70% of the management fee paid to LMPFA

ClearBridge International Small Cap Fund	9/30	40,703,986	70% of the management fee paid to LMPFA

ClearBridge International Value Fund	10/31	227,785,369	70% of the management fee paid to LMPFA

ClearBridge Large Cap Growth Fund	11/30	18,265,258,383	70% of the management fee paid to LMPFA

ClearBridge Large Cap Value Fund	10/31	1,492,085,403	70% of the management fee paid to LMPFA

ClearBridge Mid Cap Fund	10/31	1,743,704,108	70% of the management fee paid to LMPFA

ClearBridge Mid Cap Growth Fund	10/31	90,907,813	70% of the management fee paid to LMPFA

ClearBridge Select Fund	10/31	1,535,917,540	70% of the management fee paid to LMPFA

ClearBridge Small Cap Growth Fund	10/31	4,675,607,239	70% of the management fee paid to LMPFA

ClearBridge Small Cap Value Fund	9/30	86,724,204	70% of the management fee paid to LMPFA

ClearBridge Sustainability Leaders Fund	10/31	20,111,040	70% of the management fee paid to LMPFA

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[6]
ClearBridge Tactical Dividend Income Fund	10/31	277,005,809	70% of the management fee paid to LMPFA

ClearBridge All Cap Growth ETF	9/30	181,575,577	70% of the management fee paid to LMPFA

ClearBridge Dividend Strategy ESG ETF	11/30	12,241,125	70% of the management fee paid to LMPFA

ClearBridge Large Cap Growth ESG ETF	11/30	124,544,849	70% of the management fee paid to LMPFA

ClearBridge Variable Aggressive Growth Portfolio	12/31	889,401,993	70% of the management fee paid to LMPFA

ClearBridge Variable Appreciation Portfolio	12/31	864,013,596	70% of the management fee paid to LMPFA

ClearBridge Variable Dividend Strategy Portfolio	12/31	484,662,928	70% of the management fee paid to LMPFA

ClearBridge Variable Large Cap Growth Portfolio	12/31	433,996,292	70% of the management fee paid to LMPFA

ClearBridge Variable Large Cap Value Portfolio	12/31	275,142,345	70% of the management fee paid to LMPFA

ClearBridge Variable Mid Cap Portfolio	12/31	247,089,526	70% of the management fee paid to LMPFA

ClearBridge Variable Small Cap Growth Portfolio	12/31	502,278,184	70% of the management fee paid to LMPFA

ClearBridge Energy Midstream Opportunity Fund Inc.	11/30	237,770,452	70% of the management fee paid to LMPFA

ClearBridge MLP and Midstream Fund Inc.	11/30	281,497,976	70% of the management fee paid to LMPFA

ClearBridge MLP and Midstream Total Return Fund Inc.	11/30	133,482,607	70% of the management fee paid to LMPFA

LMP Capital and Income Fund Inc.	11/30	235,873,684	70% of the management fee on the portion of the average daily net assets allocated

EQ Advisors Trust – Multimanager Aggressive Equity Portfolio	12/31	208,680,327	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

EQ Advisors Trust – EQ/ClearBridge Large Cap Growth Portfolio	12/31	433,376,187	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

EQ Advisors Trust – EQ/ClearBridge Select Equity Managed Volatility Portfolio	12/31	148,567,396	0.42% of the first $200 million; and 0.40% on assets over $100 million

Fidelity Rutland Square Trust II – Strategic Advisers Large Cap Fund	5/31	1,226,299,884	0.35% of the first $100 million in assets; 0.30% of the next $150 million in assets; 0.25% of the next $300 million in assets; 0.20% of the next $450 million in assets; and 0.215% reset on all assets once assets exceed $1 billion

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[6]
Guardian Variable Products Trust – Guardian Large Cap Fundamental Growth VIP Fund	12/31	340,255,178	0.30% of the first $100 million; 0.27% on the next $200 million; and 0.25% on assets over $300 million

Guardian Variable Products Trust – Guardian Small Cap Core VIP Fund	12/31	337,838,055	0.37%

GuideStone Funds – Growth Equity Fund	12/31	665,211,480	0.38% of the first $50 million; 0.35% on the next $50 million; 0.30% on the next $100 million; 0.27% on the next $550 million; and 0.25% on assets over $750 million

JNL Series Trust – JNL Multi-Manager Mid Cap Fund	12/31	278,584,646	0.40% of the first $500 million; and 0.38% on assets over $500 million

JNL Series Trust – JNL/ClearBridge Large Cap Growth Fund	12/31	1,456,191,511	0.30% of the first $100 million; 0.275% on the next $150 million; 0.25% on the next $250 million; and 0.225% on assets over $500 million

Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Appreciation sleeve	12/31	227,080,632	0.40% of the first $100 million; 0.35% on the next $100 million; 0.30% on the next $100 million; and 0.28% on assets over $300 million

Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Aggressive Growth sleeve	12/31	165,851,537	0.40% of the first $100 million; 0.35% on the next $100 million; 0.30% on the next $100 million; and 0.28% on assets over $300 million

Morgan Stanley Pathway Funds – Large Cap Equity Fund	8/31	221,546,137	0.34% of the first $100 million; and 0.30% on assets over $100 million

Morningstar Funds Trust – Morningstar U.S. Equity Fund	4/30	232,681,189	0.32% of the first $500 million; and 0.29% on assets over $500 million

Optimum Fund Trust – Optimum Large Cap Growth Fund	3/31	716,572,875	0.38% of the first $100 million; 0.33% on the next $150 million; 0.29% on the next $250 million; 0.27% on the next $500 million; 0.25% on the next $500 million; and 0.23% on assets over $1.5 billion

Pacific Select Funds – Large-Cap Value Portfolio	12/31	1,592,231,158	0.45% of the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion

Pacific Funds – PF Large-Cap Value Fund	3/31	160,196,704	0.45% of the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion

Advanced Series Trust – AST Clearbridge Dividend Growth Portfolio	12/31	1,713,187,325	0.25% of the first $250 million; 0.20% on the next $250 million; and 0.18% on assets over $500 million

Vanguard Explorer Fund	10/31	2,868,242,330	0.30% of the first $500 million; 0.20% on the next $1 billion; and 0.18% on assets over $1.5 billion

6 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

Other Funds Advised by Western Asset

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
ClearBridge International Growth Fund	10/31	4,383,611,591	0.02% of the portion of the average daily net assets allocated

ClearBridge Global Infrastructure Income Fund	9/30	27,498,988	0.02% of the portion of the average daily net assets allocated

ClearBridge Small Cap Fund	10/31	973,788,265	0.02% of the portion of the average daily net assets allocated

ClearBridge Value Trust	10/31	1,476,152,507	0.02% of the portion of the average daily net assets allocated

Martin Currie Emerging Markets Fund	9/30	223,010,735	0.02% of the portion of the average daily net assets allocated

Martin Currie International Unconstrained Equity Fund	5/31	5,846,302	0.02% of the portion of the average daily net assets allocated

Martin Currie SMASh Series EM Fund	7/31	181,425,754	0

QS Global Market Neutral Fund	9/30	58,249,755	0.02% of the portion of the average daily net assets allocated

QS International Equity Fund	9/30	223,326,689	0.02% of the portion of the average daily net assets allocated

QS Strategic Real Return Fund (Portfolio Management)	9/30	94,951,745	0.25% of the portion of the average daily net assets allocated

QS Strategic Real Return Fund (Cash Management)	9/30	94,951,745	0.02% of the portion of the average daily net assets allocated

QS U.S. Small Capitalization Equity Fund	12/31	181,603,115	0.02% of the portion of the average daily net assets allocated

ClearBridge Aggressive Growth Fund	8/31	6,518,603,757	0.02% of the portion of the average daily net assets allocated

ClearBridge All Cap Value Fund	9/30	1,216,393,475	0.02% of the portion of the average daily net assets allocated

ClearBridge Appreciation Fund	10/31	6,420,423,698	0.02% of the portion of the average daily net assets allocated

ClearBridge Dividend Strategy Fund	12/31	7,037,581,255	0.02% of the portion of the average daily net assets allocated

ClearBridge International Small Cap Fund	9/30	40,703,986	0.02% of the portion of the average daily net assets allocated

ClearBridge International Value Fund	10/31	227,785,369	0.02% of the portion of the average daily net assets allocated

ClearBridge Large Cap Growth Fund	11/30	18,265,258,383	0.02% of the portion of the average daily net assets allocated

ClearBridge Large Cap Value Fund	10/31	1,492,085,403	0.02% of the portion of the average daily net assets allocated

ClearBridge Mid Cap Fund	10/31	1,743,704,108	0.02% of the portion of the average daily net assets allocated

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
ClearBridge Mid Cap Growth Fund	10/31	90,907,813	0.02% of the portion of the average daily net assets allocated

ClearBridge Select Fund	10/31	1,535,917,40	0.02% of the portion of the average daily net assets allocated

ClearBridge Small Cap Growth Fund	10/31	4,675,607,239	0.02% of the portion of the average daily net assets allocated

ClearBridge Small Cap Value Fund	9/30	86,724,204	0.02% of the portion of the average daily net assets allocated

ClearBridge Sustainability Leaders Fund	10/31	20,111,040	0.02% of the portion of the average daily net assets allocated

ClearBridge Tactical Dividend Income Fund	10/31	277,005,809	0.02% of the portion of the average daily net assets allocated

QS Conservative Growth Fund	1/31	309,769,448	0.02% of the portion of the average daily net assets allocated

QS Defensive Growth Fund	1/31	132,783,500	0.02% of the portion of the average daily net assets allocated

QS Global Dividend Fund	9/30	332,685,678	0.02% of the portion of the average daily net assets allocated

QS Global Equity Fund	10/31	150,089,249	0.02% of the portion of the average daily net assets allocated

QS Growth Fund	1/31	774,932,792	0.02% of the portion of the average daily net assets allocated

QS Moderate Growth Fund	1/31	485,692,545	0.02% of the portion of the average daily net assets allocated

QS S&P 500 Index Fund	9/30	286,550,189	0.02% of the portion of the average daily net assets allocated

QS U.S. Large Cap Equity Fund	11/30	685,627,393	0.02% of the portion of the average daily net assets allocated

Western Asset Ultra-Short Income Fund	5/31	207,233,178	70% of the management fee paid to LMPFA

Western Asset California Municipals Fund	2/28	390,242,197	70% of the management fee paid to LMPFA

Western Asset Corporate Bond Fund	12/31	1,062,631,447	70% of the management fee paid to LMPFA

Western Asset Emerging Markets Debt Fund	2/28	32,091,539	70% of the management fee paid to LMPFA

Western Asset Global High Yield Bond Fund	12/31	186,028,458	70% of the management fee paid to LMPFA

Western Asset Income Fund	7/31	530,460,013	70% of the management fee paid to LMPFA

Western Asset Intermediate Maturity California Municipals Fund	11/30	160,377,001	70% of the management fee paid to LMPFA

Western Asset Intermediate Maturity New York Municipals Fund	11/30	152,669,836	70% of the management fee paid to LMPFA

Western Asset Intermediate-Term Municipals Fund	3/31	2,353,041,309	70% of the management fee paid to LMPFA

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
Western Asset Managed Municipals Fund	2/28	4,558,902,023	70% of the management fee paid to LMPFA

Western Asset Massachusetts Municipals Fund	11/30	97,069,647	70% of the management fee paid to LMPFA

Western Asset Mortgage Total Return Fund	12/31	783,772,582	70% of the management fee paid to LMPFA

Western Asset Municipal High Income Fund	7/31	479,987,227	70% of the management fee paid to LMPFA

Western Asset New Jersey Municipals Fund	3/31	178,738,667	70% of the management fee paid to LMPFA

Western Asset New York Municipals Fund	3/31	542,335,323	70% of the management fee paid to LMPFA

Western Asset Oregon Municipals Fund	4/30	63,562,220	70% of the management fee paid to LMPFA

Western Asset Pennsylvania Municipals Fund	3/31	167,301,904	70% of the management fee paid to LMPFA

Western Asset Short Duration High Income Fund	7/31	340,608,283	70% of the management fee paid to LMPFA

Western Asset Short Duration Municipal Income Fund	2/28	864,222,155	70% of the management fee paid to LMPFA

Western Asset Short-Term Bond Fund	12/31	846,061,294	70% of the management fee paid to LMPFA

Western Asset Core Bond Fund	12/31	20,039,604,221	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

Western Asset Core Plus Bond Fund	12/31	38,898,681,872	*[8]

Western Asset High Yield Fund	5/31	211,078,489	0.55% of average daily net assets

Western Asset Inflation Indexed Plus Bond Fund	12/31	509,296,875	*[8]

Western Asset Intermediate Bond Fund	5/31	1,106,545,264	0.40% of average daily net assets

Western Asset Macro Opportunities Fund	10/31	1,614,918,945	*[8]

Western Asset Total Return Unconstrained Fund	5/31	1,279,463,806	*[8]

Western Asset Institutional Government Reserves	8/31	12,151,986,607	70% of the management fee paid to LMPFA

Western Asset Institutional Liquid Reserves	8/31	7,417,118,655	70% of the management fee paid to LMPFA

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	8/31	909,617,710	70% of the management fee paid to LMPFA

Western Asset Institutional U.S. Treasury Reserves	8/31	10,008,428,791	70% of the management fee paid to LMPFA

Western Asset Premier Institutional Government Reserves	8/31	2,108,746,141	70% of the management fee paid to LMPFA

Western Asset Premier Institutional Liquid Reserves	8/31	100,899	70% of the management fee paid to LMPFA

Western Asset Premier Institutional U.S. Treasury Reserves	8/31	153,548,614	70% of the management fee paid to LMPFA

Western Asset Select Tax Free Reserves	8/31	248,582,575	70% of the management fee paid to LMPFA

Western Asset SMASh Series C Fund	2/28	1,912,300,132	0

Western Asset SMASh Series Core Completion Fund	2/28	321,435,344	0

Western Asset SMASh Series Core Plus Completion Fund	2/28	3,432,392,272	0

Western Asset SMASh Series M Fund	2/28	2,705,012,472	0

Western Asset SMASh Series TF Fund	2/28	67,814,227	0

Western Asset Government Reserves	8/31	1,651,481,662	70% of the management fee paid to LMPFA

Western Asset New York Tax Free Money Market Fund	8/31	111,989,579	70% of the management fee paid to LMPFA

Western Asset Tax Free Reserves	8/31	248,582,575	70% of the management fee paid to LMPFA

Western Asset U.S. Treasury Reserves	8/31	253,510,140	70% of the management fee paid to LMPFA

Western Asset Premium Liquid Reserves	8/31	13,856,893	70% of the management fee paid to LMPFA

Western Asset Premium U.S. Treasury Reserves	8/31	314,328,573	70% of the management fee paid to LMPFA

Government Portfolio	8/31	19,125,368,670	70% of the management fee paid to LMPFA

Liquid Reserves Portfolio	8/31	19,832,522,765	70% of the management fee paid to LMPFA

Tax Free Reserves Portfolio	8/31	327,396,378	70% of the management fee paid to LMPFA

U.S. Treasury Obligations Portfolio	8/31	985,086,998	0

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
U.S. Treasury Reserves Portfolio	8/31	18,141,067,815	70% of the management fee paid to LMPFA

ClearBridge All Cap Growth ETF	9/30	181,575,577	0.02% of the portion of the average daily net assets allocated

ClearBridge Dividend Strategy ESG ETF	11/30	12,241,125	0.02% of the portion of the average daily net assets allocated

ClearBridge Large Cap Growth ESG ETF	11/30	124,544,849	0.02% of the portion of the average daily net assets allocated

Legg Mason Global Infrastructure ETF	10/31	7,922,848	0.02% of the portion of the average daily net assets allocated

Legg Mason International Low Volatility High Dividend ETF	10/31	53,552,187	0.02% of the portion of the average daily net assets allocated

Legg Mason Low Volatility High Dividend ETF	10/31	670,990,122	0.02% of the portion of the average daily net assets allocated

Legg Mason Small-Cap Quality Value ETF	7/31	11,401,877	0.02% of the portion of the average daily net assets allocated

Western Asset Short Duration Income ETF	7/31	7,654,541	70% of the management fee paid to LMPFA

Western Asset Total Return ETF	12/31	140,942,268	70% of the management fee paid to LMPFA

ClearBridge Variable Aggressive Growth Portfolio	12/31	889,401,993	0.02% of the portion of the average daily net assets allocated

ClearBridge Variable Appreciation Portfolio	12/31	864,013,596	0.02% of the portion of the average daily net assets allocated

ClearBridge Variable Dividend Strategy Portfolio	12/31	484,662,928	0.02% of the portion of the average daily net assets allocated

ClearBridge Variable Large Cap Growth Portfolio	12/31	433,996,292	0.02% of the portion of the average daily net assets allocated

ClearBridge Variable Large Cap Value Portfolio	12/31	275,142,345	0.02% of the portion of the average daily net assets allocated

ClearBridge Variable Mid Cap Portfolio	12/31	247,089,526	0.02% of the portion of the average daily net assets allocated

ClearBridge Variable Small Cap Growth Portfolio	12/31	502,278,184	0.02% of the portion of the average daily net assets allocated

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	12/31	1,115,923,028	0.10% of the Fund’s average daily net assets, plus 0.02% of the portion of the average daily net assets allocated

QS Variable Conservative Growth	12/31	91,085,471	0.02% of the portion of the average daily net assets allocated

QS Variable Growth	12/31	92,781,231	0.02% of the portion of the average daily net assets allocated

QS Variable Moderate Growth	12/31	33,031,348	0.02% of the portion of the average daily net assets allocated

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
Legg Mason/QS Aggressive Model Portfolio	12/31	72,341,386	0.02% of the portion of the average daily net assets allocated

Legg Mason/QS Conservative Model Portfolio	12/31	83,133,052	0.02% of the portion of the average daily net assets allocated

Legg Mason/QS Moderately Aggressive Model Portfolio	12/31	267,846,238	0.02% of the portion of the average daily net assets allocated

Legg Mason/QS Moderately Conservative Model Portfolio	12/31	130,811,765	0.02% of the portion of the average daily net assets allocated

Legg Mason/QS Moderate Model Portfolio	12/31	268,901,009	0.02% of the portion of the average daily net assets allocated

Western Asset Core Plus VIT Portfolio	12/31	222,356,035	70% of the management fee paid to LMPFA

Western Asset Variable Global High Yield Bond Portfolio	12/31	154,255,084	70% of the management fee paid to LMPFA

Clarion Partners Real Estate Income Fund Inc.	12/31	55,125,267	0.50% of the portion of the average daily net assets allocated

LMP Capital and Income Fund Inc.	11/30	235,873,684	70% of the management fee on the portion of the average daily net assets allocated

Western Asset Emerging Markets Debt Fund Inc.	12/31	934,157,275	70% of the management fee paid to LMPFA

Western Asset Global Corporate Defined Opportunity Fund Inc.	10/31	267,615,377	70% of the management fee paid to LMPFA

Western Asset Global High Income Fund Inc.	5/31	427,488,849	70% of the management fee paid to LMPFA

Western Asset High Income Fund II Inc.	4/30	521,352,972	70% of the management fee paid to LMPFA

Western Asset High Income Opportunity Fund Inc.	9/30	668,260,473	70% of the management fee paid to LMPFA

Western Asset High Yield Defined Opportunity Fund Inc.	5/31	334,173,998	70% of the management fee paid to LMPFA

Western Asset Intermediate Muni Fund Inc.	11/30	144,322,430	70% of the management fee paid to LMPFA

Western Asset Investment Grade Income Fund Inc.	12/31	154,288,601	0.70% up to $60 million and 0.40% in excess of $60 million

Western Asset Investment Grade Defined Opportunity Trust Inc.	11/30	239,462,059	70% of the management fee paid to LMPFA

Western Asset Managed Municipals Fund Inc.	5/31	565,454,380	70% of the management fee paid to LMPFA

Western Asset Middle Market Income Fund Inc.	4/30	106,894,945	90% of the management fee paid to LMPFA

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
Western Asset Mortgage Opportunity Fund Inc.	12/31	164,968,574	70% of the management fee paid to LMPFA

Western Asset Municipal Defined Opportunity Trust Inc.	11/30	256,646,947	70% of the management fee paid to LMPFA

Western Asset Municipal High Income Fund Inc.	10/31	169,941,718	70% of the management fee paid to LMPFA

Western Asset Municipal Partners Fund Inc.	11/30	162,289,102	70% of the management fee paid to LMPFA

Western Asset Premier Bond Fund	12/31	176,184,875	0.55% of the average weekly value of the Fund’s total managed assets[9]

Western Asset Inflation-Linked Income Fund	11/30	414,799,811	0.35% of the Fund’s average weekly assets[10]

Western Asset Inflation-Linked Opportunities & Income Fund	11/30	835,218,606	0.35% of the Fund’s average weekly assets[8]

Morgan Stanley Pathway Funds – Core Fixed Income Fund	8/31	382,356,339	0.20%

Morgan Stanley Pathway Funds – High Yield Fund	8/31	139,476,471	0.30%

MassMutual Select Strategic Bond Fund	12/31	786,619,654	0.30% on assets up to $100 million; 0.15% on assets over $100 million

John Hancock Floating Rate Income Fund	12/31	195,615,637	0.25% on assets up to $500 million; 0.20% on assets over $100 million

John Hancock High Yield Fund	8/31	202,996,129	0.25% on assets up to $500 million; 0.20% on assets over $100 million

Brighthouse Funds Trust I – Western Asset Management Government Income Portfolio	12/31	1,015,212,481

0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 billion; 0.09% on assets between $1 billion and $2 billion; 0.07% on assets over $2 billion

Brighthouse Funds Trust II – Western Asset Management Strategic Bond Opportunities Portfolio	12/31	3,077,263,547

0.30% on assets up to $100 million; 0.20% on assets between $100 million and $500 million; 0.175% on assets between $500 million and $1 billion; 0.15% on assets between $1 billion and $2 billion; 0.125% on assets over $2 billion

Brighthouse Funds Trust II – Western Asset Management U.S. Government Portfolio	12/31	1,910,607,124	0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 billion; 0.09% on assets between $1 billion and $2 billion; 0.07% on assets over $2 billion

PL Managed Bond Fund	3/31	189,991,821	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

AST Academic Strategies Asset Allocation Portfolio (Emerging Markets Debt sleeve)	12/31	168,002,910	0.40% on assets up to $100 million; 0.20% on assets over $100 million

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
AST Academic Strategies Asset Allocation Portfolio (Macro Opportunities sleeve)	12/31	145,549,997	0.60% on assets up to $100 million; 0.40% on assets over $100 million

AST Western Asset Core Plus Bond Portfolio	12/31	4,310,702,064	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

AST Western Asset Corporate Bond Portfolio	12/31	8,919,310	0.15% on assets up to $500 million; 0.125% on assets between $500 million and $1.5 billion; 0.10% on assets over $1.5 billion

AST Western Asset Emerging Markets Debt Portfolio	12/31	221,405,871	0.40% on assets up to $100 million; 0.20% on assets over $100 million

JNL Multi-Manager Alternative Fund	12/31	152,159,225	0.90% on assets up to $100 million; 0.85% on assets between $100 million and $150 million; 0.80% on assets between $150 million and $200 million; 0.75% on assets over $200 million

Nationwide Multi-Cap Portfolio	10/31	917,494,057	0.20% on assets up to $100 million; 0.15% on assets between $100 million and $300 million; 0.10% on assets over $300 million

GuideStone Funds – Global Bond Fund	12/31	365,294,987	0.20%

GuideStone Funds – Medium-Duration Bond Fund	12/31	721,311,334	0.50% on assets up to $25 million; 0.15% on assets over $125 million

LVIP Western Asset Core Bond Fund	12/31	2,275,874,844	0.30% on assets up to $100 million; 0.11% on assets over $100 million

Mercer Opportunistic Fixed Income Fund	3/31	330,643,626	0.40%

Morningstar Total Return Bond Fund	4/30	252,081,974	0.30% on assets up to $100 million; 0.15% on assets over $100 million

New Covenant Income Fund	6/30	168,340,284	0.09%

Pacific Select Fund – Diversified Bond Portfolio	12/31	4,446,099,950	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

Russell Investment Company – Strategic Bond Fund	12/31	267,768,624	0.20% on assets up to $50 million; 0.17% on assets between $50 million and $100 million; 0.14% on assets between $100 million and $350 million; 0.09% on assets between $350 million and $2 billion; 0.05% on assets between $2 billion and $10 billion; 0.03% on assets over $10 billion

SEI Catholic Values Trust – Catholic Values Fixed Income Fund	2/28	87,761,179	0.13%

SEI Institutional Managed Trust – Core Fixed Income Fund	9/30	1,105,677,682	0.12%

SEI Institutional Investments Trust – Core Fixed Income Portfolio	5/31	1,695,524,889	0.09%

SEI Institutional Managed Trust – Multi-Asset Income Fund	9/30	325,440,830	0.40%

Fund	Fiscal Year End	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[7]
SEI Tax Exempt Trust – Short Duration Municipal Fund	8/31	265,027,791	0.12%

SunAmerica Series Trust – SA Legg Mason Tactical Opportunities Portfolio	1/31	21,791,350	0.20% on assets up to $500 million; 0.175% on assets between $500 million and $1 billion; 0.16% on assets between $1 billion and $2 billion; 0.15% on assets over $2 billion

Transamerica Legg Mason Dynamic Allocation – Balanced VP	12/31	6,568,061	0.13% on assets up to $1.5 billion; 0.11% on assets between $1.5 billion and $2.5 billion; 0.10% on assets over $2.5 billion

Transamerica Legg Mason Dynamic Allocation – Growth VP	12/31	4,043,407	0.13% on assets up to $1.5 billion; 0.11% on assets between $1.5 billion and $2.5 billion; 0.10% on assets over $2.5 billion

7 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

8 The agreement provides that the fee payable to the Subadviser is equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the fund managed by the Subadviser, and the denominator of which is the net assets of the fund.

9 “Total managed assets” means the total assets of the fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

10 “Average weekly assets” means the average weekly value of the total assets of the fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Appendix C-1

Comparison of Current Management Agreement and New Management Agreement

Investment Management Services	Investment Management Services

The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund. The Manager shall determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund and any exemptive orders and SEC staff no-action letters applicable to the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund and any sub-custodian or prime broker as to deliveries of securities and other investments and payments of cash in respect of transactions or cash margin calls for the account of the Fund. Subject to applicable provisions

Same

C-1-1

of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein.	Same

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

C-1-2

Authority to Execute Documents	Authority to Execute Documents

The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.	Same

Administrative and Management Services	Administrative and Management Services

Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Manager will act as the Fund’s liaison with sub-administrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Trustees. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.	Same

C-1-3

The Manager shall arrange for the following persons to provide services to the Fund, as may be required: (i) subject to the approval of the Board of Trustees, a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Fund; (iii) subject to the approval of the Board of Trustees, a transfer agent and registrar for the Fund; (iv) subject to the approval of the Board of Trustees, a securities lending agent for the Fund; (v) a dividend disbursing agent for the Fund; (vi) a depository; (vii) an accounting services provider; and (viii) a verified intraday indicative value calculation agent. The Trust may be a party to any agreement with any of the persons referred to in this section. For any agreement to which the Trust is party, the agreement will be separately considered and approved by the Board of Trustees in accordance with all applicable requirements of the 1940 Act and the rules thereunder. For the avoidance of doubt, the service providers described in this section shall not be delegates of the Manager.

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund has authorized any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund has consented to the retention of compensation for such transactions in accordance	Same

C-1-4

with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act or by any exemptive orders or SEC staff no-action letters applicable to the Fund and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Delegation of Duties	Delegation of Duties

Subject to the Board’s approval, at the expense of the Manager and to the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund, the Manager or the Fund may enter into contracts with one or more investment subadvisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or sub-administrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or sub-administrator and further provided that such contracts impose on any investment subadviser or sub-administrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.	Same

Expenses	Expenses

The Manager, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.	Same

C-1-5

The Manager shall bear all fees and expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement, except such expenses that are assumed by the Fund or the Trust under this Agreement. In addition, the Manager shall bear the following fees and expenses of the Trust and/or the Fund (as may be required), other than those expenses under this Agreement:

(i) Expenses of the Fund’s subadviser, sub-administrator, transfer agent, registrar, distributor, depository, dividend disbursing agent, securities lending agent, custodial services (including any recordkeeping services provided by the custodian), accounting services provider and verified intraday indicative value calculation agent;

(ii) Expenses of obtaining quotations for calculating the value of the Fund’s net assets and expenses relating to the computation of the Fund’s net asset value;

(iii) Expenses of maintaining the Fund’s tax records;

(iv) Recordkeeping fees and expenses for shareholder accounts;

(v) Costs and/or fees, including legal fees, incident to meetings of the Fund’s shareholders, the preparation, printing and distribution of Fund product descriptions (unless such expenses are paid for pursuant to a Rule 12b-1 distribution plan or related agreement), notices and proxy statements and reports of the Fund to its shareholders and other related communications of the Fund to its shareholders (other than those that are expenses pursuant to Section 6(c)(v)), the expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, and the expenses of issuing redeeming, registering and qualifying for sale, shares with federal and state securities authorities;

(vi) Any licensing fees necessary for the operation of the Trust or the Fund;

(vii) The Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Maryland statutory trust registered as an open-end management investment company or fees that arise in the ordinary course of business in connection with listing Shares of the Fund on a securities exchange;

C-1-6

(viii) The Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(ix) Association membership dues;

(x) Pro rata organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles;

The Trust and/or the Fund shall bear the following expenses:

(i) Taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees, if any, levied against the Trust or the Fund;

(ii) Brokerage fees, commissions and other portfolio transaction expenses incurred for the Fund, including, without limitation, Acquired Fund Fees and Expenses (as such term is defined in Form N-1A as promulgated by the SEC) and expenses relating to creation and redemption transactions;

(iii) Costs, including the interest expenses and any loan commitment fees, of borrowing money;

(iv) Expenses incurred pursuant to a Rule 12b-1 distribution plan or related agreement, including distribution fees;

(v) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(vi) The management fee payable to the Manager under this Agreement.

The payment or assumption by the Manager of any expense of the Trust or the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Trust or the Fund on any subsequent occasion.

Recordkeeping Obligations	Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable	Same

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federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Board Members and Officers	Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he or she is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Same

Fees	Fees

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth below the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute	Same

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a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board

Limitation of Liability of Manager	Limitation of Liability of Manager

The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this section, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Same

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Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.	Same

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.	Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.	Same

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Limitation of Recourse	Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Same

No Third-Party Beneficiaries	No Third-Party Beneficiaries

This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.	Same

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflict of laws principles. Any legal suit, action or	Same

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proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.

Force Majeure	Force Majeure

Subject to the proviso above, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryptions systems, security devices, or power supply.	Same

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Appendix C-2

Form of New Management Agreement

---

MANAGEMENT AGREEMENT

LEGG MASON PARTNERS FUND ADVISOR, LLC

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [                ], [    ], by and between ActiveShares® ETF Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust is a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund. The Manager shall determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund and any exemptive orders and SEC staff no-action letters applicable to the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund and any sub-custodian or prime broker as to deliveries of securities and other investments and payments of cash in respect of transactions

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or cash margin calls for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Manager will act as the Fund’s liaison with sub-administrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Trustees. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund has authorized any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund has consented to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities

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between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act or by any exemptive orders or SEC staff no-action letters applicable to the Fund and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, at the expense of the Manager and to the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund, the Manager or the Fund may enter into contracts with one or more investment subadvisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or sub-administrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or sub-administrator and further provided that such contracts impose on any investment subadviser or sub-administrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. The Manager shall arrange for the following persons to provide services to the Fund, as may be required: (i) subject to the approval of the Board of Trustees, a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Fund; (iii) subject to the approval of the Board of Trustees, a transfer agent and registrar for the Fund; (iv) subject to the approval of the Board of Trustees, a securities lending agent for the Fund; (v) a dividend disbursing agent for the Fund; (vi) a depository; (vii) an accounting services provider; and (viii) a verified intraday indicative value calculation agent. The Trust may be a party to any agreement with any of the persons referred to in this Section 5. For any agreement to which the Trust is party, the agreement will be separately considered and approved by the Board of Trustees in accordance with all applicable requirements of the 1940 Act and the rules thereunder. For the avoidance of doubt, the service providers described in this Section 5 shall not be delegates of the Manager.

6. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all fees and expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement, except such expenses that are assumed by the Fund or the Trust under Section 6(c) of this Agreement. In addition, the Manager shall bear the following fees and expenses of the Trust and/or the Fund (as may be required), other than those expenses under Section 6(c)(v) of this Agreement:

(i) Expenses of the Fund’s subadviser, sub-administrator, transfer agent, registrar, distributor, depository, dividend disbursing agent, securities lending agent, custodial services (including any recordkeeping services provided by the custodian), accounting services provider and verified intraday indicative value calculation agent;

(ii) Expenses of obtaining quotations for calculating the value of the Fund’s net assets and expenses relating to the computation of the Fund’s net asset value;

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(iii) Expenses of maintaining the Fund’s tax records;

(iv) Recordkeeping fees and expenses for shareholder accounts;

(v) Costs and/or fees, including legal fees, incident to meetings of the Fund’s shareholders, the preparation, printing and distribution of Fund product descriptions (unless such expenses are paid for pursuant to a Rule 12b-1 distribution plan or related agreement), notices and proxy statements and reports of the Fund to its shareholders and other related communications of the Fund to its shareholders (other than those that are expenses pursuant to Section 6(c)(v)), the expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, and the expenses of issuing redeeming, registering and qualifying for sale, shares with federal and state securities authorities;

(vi) Any licensing fees necessary for the operation of the Trust or the Fund;

(vii) The Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Maryland statutory trust registered as an open-end management investment company or fees that arise in the ordinary course of business in connection with listing Shares of the Fund on a securities exchange;

(viii) The Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(ix) Association membership dues;

(x) Pro rata organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles;

(c) The Trust and/or the Fund shall bear the following expenses:

(i) Taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees, if any, levied against the Trust or the Fund;

(ii) Brokerage fees, commissions and other portfolio transaction expenses incurred for the Fund, including, without limitation, Acquired Fund Fees and Expenses (as such term is defined in Form N-1A as promulgated by the SEC) and expenses relating to creation and redemption transactions;

(iii) Costs, including the interest expenses and any loan commitment fees, of borrowing money;

(iv) Expenses incurred pursuant to a Rule 12b-1 distribution plan or related agreement, including distribution fees;

(v) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(vi) The management fee payable to the Manager under this Agreement.

The payment or assumption by the Manager of any expense of the Trust or the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Trust or the Fund on any subsequent occasion.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he or she is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

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8. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth below the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund,

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and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

14. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act.

16. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

18. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflict of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.

19. Subject to the proviso of the first sentence of Section 9 of this Agreement, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryptions systems, security devices, or power supply.

[signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ACTIVESHARES® ETF TRUST

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

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Schedule A

ClearBridge Focus Value ETF

Date: [                 ], [            ]

Fee: 0.49% of average daily net assets

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Appendix D-1

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

Investment Advisory Services	Investment Advisory Services

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund and any exemptive orders [issued by the SEC][1] and SEC staff no-action letters applicable to the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser.

Same

1 Bracketed text included in agreement with ClearBridge only.

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The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund and any sub-custodian or prime broker as to deliveries of securities and other investments and payments of cash in respect of [securities][2] transactions or cash margin calls for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Brokerage Transactions	Brokerage Transactions

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by [the Subadviser][3] [it].[4] In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.	Same

2 Bracketed text included in agreement with ClearBridge only.

3 Bracketed text included in agreement with ClearBridge only.

4 Bracketed text included in agreement with Western Asset only.

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Additional Services	Additional Services

The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

Authority to Execute Documents	Authority to Execute Documents

The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.	Same

Information to Be Provided by the Subadviser	Information to Be Provided by the Subadviser

The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund has authorized any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the	Same

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Exchange Act and Rule 11a2-2(T) thereunder, and the Fund has consented to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act or by any exemptive orders [issued by the SEC and any][5] [or][6] SEC staff no-action letters applicable to the Fund and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Delegation of Duties	Delegation of Duties

To the extent permitted by any exemptive orders [issued by the SEC][7] or SEC staff no-action letters applicable to the Fund, the Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with and meet all applicable requirements of the 1940 Act.	Same

5 Bracketed text included in agreement with ClearBridge only.

6 Bracketed text included in agreement with Western Asset only.

7 Bracketed text included in agreement with ClearBridge only.

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Expenses	Expenses

The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; [Form CPO-PQR filings that relate to the Fund;][8] fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; Fund legal expenses; loan commitment fees; expenses relating to creation and redemption transactions and the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.	Same

8 Bracketed text included in agreement with Western Asset only.

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Recordkeeping Obligations	Recordkeeping Obligations

The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

Board Members and Officers	Board Members and Officers

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he or she is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.	Same

Fees	Fees

As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of	Same

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business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this section, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be	Same

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allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.	Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser. [If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to	Same

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the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to the Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.][9]

Independent Contractor	Independent Contractor

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed to be an agent of the Fund or the Manager.	Same

Limitation of Recourse	Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved in the manner required by the 1940 Act.

This Agreement [, and any supplemental terms contained on Annex I hereto, if applicable,][10] embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Same

9 Bracketed text included in agreement with ClearBridge only.

10 Bracketed text included in agreement with Western Asset only.

D-1-9

No Third-Party Beneficiaries	No Third-Party Beneficiaries

This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.	Same

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning the this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.	Same

Force Majeure	Force Majeure

Subject to the proviso above, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.	Same

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Appendix D-2

Form of New Subadvisory Agreement

---

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [    ], [    ], by and between Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”), and [ClearBridge Investments, LLC, a Delaware limited liability company]1 [Western Asset Management Company, LLC, a California limited liability company]2 (the “Subadviser”).

WHEREAS, the Manager has been retained by ActiveShares® ETF Trust (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”) and the Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund and any exemptive orders [issued by the SEC]3 and SEC staff

1 Bracketed text included in agreement with ClearBridge only.

2 Bracketed text included in agreement with Western Asset only.

3 Bracketed text included in agreement with ClearBridge only.

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no-action letters applicable to the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund and any sub-custodian or prime broker as to deliveries of securities and other investments and payments of cash in respect of [securities]4 transactions or cash margin calls for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by [the Subadviser]5 [it].6 In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(b) The Fund has authorized any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund has consented to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act or by any exemptive orders [issued by the SEC and any]7 [or]8 SEC staff no-action letters applicable to the Fund and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. To the extent permitted by any exemptive orders [issued by the SEC]9 or SEC staff no-action letters applicable to the Fund, the Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the

4 Bracketed text included in agreement with ClearBridge only.

5 Bracketed text included in agreement with ClearBridge only.

6 Bracketed text included in agreement with Western Asset only.

7 Bracketed text included in agreement with ClearBridge only.

8 Bracketed text included in agreement with Western Asset only.

9 Bracketed text included in agreement with ClearBridge only.

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activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; [Form CPO-PQR filings that relate to the Fund;]10 fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; Fund legal expenses; loan commitment fees; expenses relating to creation and redemption transactions and the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he or she is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the

10 Bracketed text included in agreement with Western Asset only.

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portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser. [If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to the Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.]11

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

11 Bracketed text included in agreement with ClearBridge only.

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15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved in the manner required by the 1940 Act.

16. This Agreement [, and any supplemental terms contained on Annex I hereto, if applicable,]12 embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.

18. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed to be an agent of the Fund or the Manager.

19. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.

20. Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.

[signature page to follow]

12 Bracketed text included in agreement with Western Asset only.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

[CLEARBRIDGE INVESTMENTS LLC][13]
[WESTERN ASSET MANAGEMENT COMPANY, LLC][14]

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

ACTIVESHARES® ETF TRUST

By:
Name:
Title:

13 Bracketed text included in agreement with ClearBridge only.

14 Bracketed text included in agreement with Western Asset only.

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SCHEDULE A

ClearBridge Focus Value ETF

Date:

[    ], [    ]

Fee:

[The sub-advisory fee will be 70% of the management fee paid by the Fund to the Manager, net of (i) all fees and expenses incurred by the Manager under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements. In no event shall the subadvisory fee be less than zero.]15

[The subadvisory fee will be 0.02% of the portion of the Fund’s average daily net assets allocated to the Subadviser for the management of cash and other short-term instruments, net of expense waivers and reimbursements. Such fee shall be paid to the Subadviser by the Manager out of the fee it receives from the Fund.]16

15 Bracketed text included in agreement with ClearBridge only.

16 Bracketed text included in agreement with Western Asset only.

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Appendix E

Compensation of the Current Trustees and New Trustees

Existing Board

Information for the Most Recent Year* regarding compensation paid to the Current Trustees of the Existing Board by the Fund is set forth below.

The Independent Trustees of the Existing Board receive an annual retainer plus fees for attending each regularly scheduled Board meeting and special Board meeting he or she attends in person or by telephone. The Independent Trustees of the Existing Board are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Existing Board, as well as each committee member, receive additional compensation. All such fees paid to the current Independent Trustees of the Existing Board are aggregate fees for serving on the combined Board of Trustees of ActiveShares® ETF Trust, Legg Mason ETF Investment Trust, Legg Mason Partners Equity Trust and Legg Mason Partners Variable Equity Trust and such fees are allocated among the Funds according to the average annual net assets of each Fund comprising such Trusts. The Existing Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Jane Trust, an “interested person” (as defined in the 1940 Act) of the Fund, does not receive compensation from the Fund, but may be reimbursed for reasonable out-of-pocket expenses relating to attendance at such meetings.

The terms of office of the members of the Existing Board will not continue with respect to the Fund once the New Trustees take office on or about July 1, 2021.**

* The term “Most Recent Year,” when used in this Appendix C, refers to the fiscal year ended September 30, 2020.

** In addition to overseeing the Fund, each current Independent Trustee also currently serves as a Trustee of the nine funds of Legg Mason ETF Investment Trust, the 23 funds of Legg Mason Partners Equity Trust and the 16 Funds of Legg Mason Partners Variable Equity Trust, and Ms. Trust serves as a Trustee of 144 other funds in the fund complex. Concurrently with issuance of this information statement, shareholders of the 20 funds of Legg Mason Global Asset Management Trust are being asked to elect the members of the Existing Board as trustees of that trust. If elected, the members of the Existing Board would take office as trustees of Legg Mason Global Asset Management Trust. In addition, shareholders of the nine funds of Legg Mason ETF Investment Trust are also being asked to elect the New Trustees as trustees of that trust; accordingly, the members of the Existing Board would not continue as trustees of the nine funds of Legg Mason ETF Investment Trust if the New Trustees are elected as trustees of that trust. Following their retirement as trustees of ActiveShares® ETF Trust and Legg Mason ETF Investment Trust and election as trustees of Legg Mason Global Asset Management Trust, each current Independent Trustee would oversee 59 funds in the fund complex, and Ms. Trust would oversee 135 funds in the fund complex.

Compensation Table ($)

Fund[1]	Paul R. Ades	Andrew L. Breech	Althea L. Duersten	Stephen R. Gross	Susan M. Heilbron	Howard J. Johnson[2]	Jerome H. Miller	Ken Miller	Thomas F. Schlafly	Jane Trust
ActiveShares® ETF Trust
ClearBridge Focus Value ETF	1,008	1,009	1,008	1,008	1,008	1,009	1,008	8	1,008	None
Total Compensation from Fund Complex	362,000	377,000	362,000	337,000	337,000	397,000	367,000	365,000	362,000	None
Number of Funds in Fund Complex Overseen by Trustee[3]	49	49	49	49	49	49	49	49	49	145

1 Information for the Most Recent Year.

2 The total amount of deferred compensation accrued (including earnings or depreciation in value of amounts deferred) through December 31, 2020 for Mr. Howard J. Johnson is $198,825.61.

3 See note ** above.

New Board

The New Trustees did not receive compensation from the Fund for the Most Recent Year. Information for the Most Recent Year regarding compensation paid to the New Trustees by all funds in the fund complex is set forth below.

The Independent New Trustees constitute the sole independent board members of three other investment companies in the Franklin Templeton fund complex. Each Independent New Trustee is paid a $110,000 annual retainer fee, together with a $7,000 per meeting fee ($3,500 per meeting held via telephone) for attendance at each regularly scheduled board meeting, a portion of which fees will be allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Lead Independent Trustee is paid an annual supplemental retainer of $15,000 for services to such investment companies, a portion of which will be allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $3,000 fee per Committee meeting in which they participate, a portion of which will be allocated to the Trust. Rohit Bhagat, who is expected to serve as Chair of the Audit Committee of the Trust and serves as such for other Franklin Templeton funds, receives a fee of $10,000 per year, a portion of which will be allocated to the Trust. Board members who serve on the Nominating Committee of the Trust and such other funds are paid a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Anantha K. Pradeep, who is expected to serve as Chair of the Nominating Committee of the Trust and serves as such for other Franklin Templeton funds, receives a fee of $10,000 per year, a portion of which will be allocated to the Trust. Independent New Trustees will be reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in the Franklin Templeton fund complex for which they serve as trustee. No Independent New Trustee receives any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton fund complex. Certain officers or board members who are shareholders of Franklin Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Jennifer Johnson, an “interested person” (as defined in the 1940 Act) of the funds that she oversees, does not receive compensation from such funds.

Compensation Table ($)

Fund[1]	Rohit Bhagat	Deborah D. McWhinney	Anantha K. Pradeep	Jennifer M. Johnson
ActiveShares® ETF Trust
ClearBridge Focus Value ETF	None	None	None	None
Total Compensation from Fund Complex	169,000	144,000	154,000	None
Number of Funds in Fund Complex Overseen by Trustee[2]	48	48	48	53

1 Information for the Most Recent Year.

2 Each New Trustee currently serves as a Trustee of Franklin Templeton ETF Trust, Franklin ETF Trust and Franklin Templeton Trust. Ms. Johnson also currently serves as a Trustee of Franklin Value Investors Trust.

The Fund does not currently provide any pension or retirement benefits to Current Trustees, New Trustees or officers.

As of February 12, 2021, all Current Trustees, New Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Appendix F

Equity Securities Owned

The following table shows the amount of equity securities owned by the New Trustees and Current Trustees in the Fund and other funds in the fund complex owned by the New Trustees and Current Trustees as of February 12, 2021.

Name of New Trustee or Current Trustee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the New Trustee in Fund Complex
Rohit Bhagat	None	None
Deborah D. McWhinney	None	None
Anantha K. Pradeep	None	None
Jennifer M. Johnson	None	Over $100,000
Paul R. Ades	None	Over $100,000
Andrew L. Breech	None	Over $100,000
Althea L. Duersten	None	Over $100,000
Stephen R. Gross	None	Over $100,000
Susan M. Heilbron	None	Over $100,000
Howard J. Johnson	None	Over $100,000
Jerome H. Miller	None	Over $100,000
Ken Miller	None	Over $100,000
Thomas F. Schlafly	None	Over $100,000
Jane Trust	None	Over $100,000

None of the current Independent Trustees or Independent New Trustees or their family members had any interest in LMPFA, the Subadvisers, LMIS, or any person directly or indirectly controlling, controlled by, or under common control with LMPFA, the Subadvisers or LMIS as of February 12, 2021.

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Appendix G

Standing Committees of the Existing Board and Committee Structure of the New Board

Standing Committees of the Existing Board

The business and affairs of the Trust are managed by or under the direction of its Board.

Audit Committee. The Existing Board has a standing Audit Committee comprised of all of its Trustees who are Independent Trustees. The current Audit Committee members of the Existing Board are: Andrew L. Breech (Chair), Paul R. Ades, Althea L. Duersten, Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller and Thomas F. Schlafly.

The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust, the quality of the Fund’s financial statements and the independent audit thereof, the qualifications and independence of the Trust’s independent registered public accounting firm, and the Trust’s compliance with legal and regulatory requirements. The Audit Committee acts as liaison between the Trust’s independent auditor and the Board. The Audit Committee reviews the scope of the Trust’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Fund’s manager and any affiliated service providers if the engagement relates directly to the Trust’s operations and financial reporting.

During the Most Recent Year, the Audit Committee of the Existing Board met four times.

Governance and Nominating Committees. The Existing Board has a standing Governance Committee, which has formed a Compensation and Nominating sub-Committee.

The Governance Committee comprises all of its Trustees who are Independent Trustees. The current Governance Committee members of the Existing Board are: Paul R. Ades, Andrew L. Breech, Althea L. Duersten (Chair), Stephen R. Gross, Susan M. Heilbron, Howard J. Johnson, Jerome H. Miller, Ken Miller and Thomas F. Schlafly. The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating sub-Committee, which is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The current members of the Compensation and Nominating sub-Committee are: Paul R. Ades, Andrew L. Breech, Howard J. Johnson, Ken Miller (Chair) and Thomas F. Schlafly. The Governance Committee met four times in the Most Recent Year. The Compensation and Nominating sub-Committee met one time in the Most Recent Year. The Governance Committee and the Compensation and Nominating Committee are hereinafter referred to collectively as the “Governance and Nominating Committee.”

The Governance and Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees as described in the Governance and Nominating Committee charter found in Appendix H. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. A copy of the Governance and Nominating Committee charter is included in Appendix H The Governance and Nominating Committee charter is not currently made available on the Fund’s website.

The Governance and Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to

G-1

discuss and consider such candidates’ qualifications for Board membership and their independence from the Fund’s investment adviser and other principal service providers and then chooses a candidate by majority vote. None of the Governance and Nominating Committees has specific, minimum qualifications for nominees. None of the Governance and Nominating Committees has established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance and Nominating Committee of the Existing Board may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Existing Board has additional standing committees, as follows:

The Existing Board has a Contract Committee that is charged with assisting the Board in requesting and evaluating such information from the Fund’s manager and the subadvisers as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements. The current Contract Committee members are: Paul R. Ades, Susan M. Heilbron (Chair) and Ken Miller. During the Most Recent Year, the Contract Committee met one time.

The Existing Board has a Performance Committee that is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process. The current Performance Committee members are: Althea L. Duersten, Howard J. Johnson, Jerome H. Miller (Chair), Thomas F. Schlafly and Jane Trust (ex-officio). During the Most Recent Year, the Performance Committee met four times.

Committees Structure of the New Board

If the New Trustees are elected, it is expected that the New Board would maintain two standing committees, an Audit Committee and a Nominating Committee, with similar functions and responsibilities that are currently assigned to each corresponding committee of the Existing Board. Each committee would be comprised of all of the Independent New Trustees. A copy of the Nominating Committee Charter for the New Board is included in Appendix I. The New Board could choose to adopt a different committee structure or to modify its committee structure, or any other aspect of its governance structure, at any time.

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Appendix H

Existing Board Governance and Nomination Committee Charter

---

Governance Committee Charter

Establishment and Purpose

This document serves as the Charter for the Governance Committee (the “Committee”) of the Board of each registered investment company (the “Trust”) listed in Appendix A hereto and each series thereof (each, a “Fund”). The primary purposes of the Committee are to

(a)	select and nominate persons for election or appointment by the Board as Trustees of the Trust;

(b)	oversee Board governance and related Trustee practices; and

(c)	evaluate and make recommendations to the Board to enhance the performance of the Board.

Duties and Responsibilities

The Committee shall:

1.	Consider standards or qualifications for Independent Trustee nominees and identify and evaluate individuals believed to be qualified to become Independent Trustees of the Fund.

2.	Recommend to the Board nominees for election or appointment.

3.

Consider and periodically make recommendations to the Board on matters concerning Board governance and performance, and related matters. In this regard, the Committee will coordinate, with the assistance of fund and Independent Trustee counsel, a self-assessment, to be conducted by the full Board at least annually, covering at least the matters required by applicable law.

4.	Consider and periodically make recommendations to the Board regarding Trustee practices and matters, including compensation, insurance arrangements and retirement.

The Committee may also carry out any other duties or responsibilities delegated to the Committee by the Board from time to time.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (b) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Fund’s investment manager, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Trustees and the Fund’s other service providers.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee should consider among other factors it may deem relevant:

•

whether or not the person is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

•

the contribution which the person can make to the Board and the Trust (or, if the person has previously served as a Trustee of the Trust, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience and education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

Composition

The Committee shall be composed solely of such number of Trustees who have been determined not to be “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Trust (“Independent Trustees”) as the Board of the Trust may specifically determine and reflect in the Board’s minutes. The Committee shall elect a Chairperson, who shall preside over Committee meetings.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may take action by unanimous written consent in lieu of a meeting.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the results of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments

This Charter may be amended by a vote of the majority of the Trustees.

Amended: February 1, 2017

Amended: November 6, 2019

Appendix A

ActiveShares® ETF Trust

Legg Mason ETF Investment Trust

Legg Mason Partners Equity Trust

Legg Mason Partners Variable Equity Trust

Appendix I

New Board Nominating Committee Charter

---

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.

The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.	Other Powers and Responsibilities.

1.

The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

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3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR EXCHANGE-LISTED FUNDS ONLY

The Committee shall comply with any additional rules of any stock exchange applicable to nominating committees of funds whose shares are listed thereon.

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Appendix J

Officers of the Trust

The officers of the Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is 100 International Drive, Baltimore, MD 21202, unless otherwise indicated. Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board. Each officer is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of that individual’s position with Franklin Templeton or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jane Trust, CFA Born 1962	President and Chief Executive Officer[1]	Since 2020	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 135 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Jenna Bailey Born 1978 100 First Stamford Place, 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2020	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)
Ted P. Becker Born 1951 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2020	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)
Christopher Berarducci Born 1974 620 Eighth Avenue, 47th Floor, New York, NY 10018	Treasurer and Principal Financial Officer	Since 2020	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

1 Ms. Trust also currently serves as a trustee on the Existing Board.

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Name and Year of Birth	Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Marc A. De Oliveira Born 1971 100 First Stamford Place, 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)
Jeanne M. Kelly Born 1951 620 Eighth Avenue, 47th Floor New York, NY 10018	Senior Vice President	Since 2020	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)
Susan Kerr Born 1949 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2020	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of LMIS; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)
Thomas C. Mandia Born 1962 100 First Stamford Place., 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

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Appendix K

Audit Fees, Audit-Related Fees, Non-Audit Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees, Audit-Related Fees and Non-Audit Fees

		Audit Fees			Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ActiveShares® ETF Trust
ClearBridge Focus Value ETF	Sept. 30	20,400	N/A	0	N/A

Tax Fees and All Other Fees

		Tax Fees			All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ActiveShares® ETF Trust
ClearBridge Focus Value ETF	Sept. 30	0	N/A	0	N/A

Aggregate Non-Audit fees for Services Provided to the Fund and its Affiliated Services Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
ActiveShares® ETF Trust
ClearBridge Focus Value ETF	Sept. 30	707,833	N/A

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Appendix L

5% Share Ownership

DTC is the securities depository for the shares of the Trust, and shares of the Fund are registered in the name of DTC or its nominee. Although the Fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of February 12, 2021, the following person owned of record the amount indicated of the shares of the Fund.

Name and Address	Shares Held	As % of shares outstanding
ActiveShares® ETF Trust
ClearBridge Focus Value ETF
MORGAN STANLEY SMITH BARNEY LLC[1] 1300 THAMES STREET 6TH FLOOR, BALTIMORE, MD 21231	90,010	90.01%

1 The position shown includes shares held by Legg Mason, Inc., an affiliate of Franklin Templeton, representing 86.67% of the outstanding shares of the Fund.

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